                                                                 Exhibit 10.51.1

ROBERT J. BONDI                                             ALICE BRANDON, ESQ.
COUNTY EXECUTIVE                                                COUNSEL FOR DSS
                                                         37A292@DFA.STATE.NY.US
MICHAEL J. PIAZZA, Jr.
Commissioner                                               THERESA GIOVANNIELLO
                                                  STAFF DEVELOPMENT COORDINATOR
GRACE M. BALCER                                 T.GIOVANNIELLO@INETMAIL.ATT.NET
Fiscal Manager
                                                                  ANDREW PATTIE
JOSEPH A. DeMARZO                                      Director of CHILDREN AND
Director of Mental Health and                                   FAMILY SERVICES
Youth BUREAU                                             37A080@DFA.STATE.NY.US

                                     (SEAL)

                          DEPARTMENTS OF MENTAL HEALTH
                        SOCIAL SERVICES AND YOUTH BUREAU

             CATHARINE SPRANZMANN DIRECTOR of ELIGIBILITY 37A017@DFA.STATE.NY.US

December 27, 2004

Ms. Karin Ajmani
CarePlus Health Plan
360 West 31st Street
5th Floor
New York, NY 10001

Dear Ms. Ajmani:

Enclosed please find four (4) copies of the contract amendment to the October 1, 2004 Medicaid managed care contract. Please sign all four copies and return to me at your earliest convenience.

Sincerely,


/s/ JoAnna B. Grainger
-----------------------------------
JoAnna B. Grainger
Coordinator of TANF/MC

Enc:

              DONALD B. SMITH COUNTY GOVERNMENT CAMPUS - BLDG. # 2
   110 OLD ROUTE SIX - CARMEL, NEW YORK 10512 (845) 225-7040 FAX(845) 225-8635
                  YOUTH BUREAU (845) 225-6316 FAX(845) 225-1421

                                                                 Exhibit 10.51.1

                                 SIGNATURE PAGE

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and the year first above written.

Read and Approved by:                 COUNTY OF PUTNAM


-----------------------------------
Richard Honeck,             Date      ------------------------------------------
Risk Manager                          Robert J. Bondi                    Date
                                      County Executive

                                      DEPARTMENT OF SOCIAL
-----------------------------------
Carl F. Lodes               Date
Department of Law
                                      ------------------------------------------
                                      Michael J. Piazza, Jr., Commissioner
-----------------------------------
William J. Carlin, Jr.      Date
Commissioner of Finance
                                      CAREPLUS LLC


                                      /s/ K Ajmani
                                      ------------------------------------------
                                      Karin Ajmani, President & CEO

                                                                 Exhibit 10.51.1

STATE OF NEW YORK)
COUNTY OF PUTNAM) ss.:

     On this ________ day of ______, 2004, before me the subscriber, personally appeared Michael J. Piazza, Jr., to me known, who being by me duly sworn, did depose and say that he is the Commissioner of the Putnam County Department of Social Services, the corporation described herein and which executed the foregoing instrument and that he signed his name thereto.


                                      ------------------------------------------
                                                     Notary Public

STATE OF NEW YORK)
COUNTY OF New York) ss.:

     On this 3rd day of January 2005, before me personally came Karin Ajmani, to me known, who being duly sworn, did depose and say that she is the President and CEO of CarePlus LLC described herein and which executed the foregoing instrument and that she signed her name thereto.


                                      /s/ Evelyn Huang
                                      ------------------------------------------
                                      Notary Public

                                  Evelyn Huang
                         Notary Public State of New York
                              Lic. No. 02HU6001118
                          Qualified in New York County
                        Commission Expires March 13, 2008

                                                                 Exhibit 10.51.1

           MEDICAID MANAGED CARE MODEL CONTRACT AMENDMENT ATTESTATION

I Karin Ajmani, being an individual authorized to execute agreements on behalf
of             CarePlus LLC            (hereafter "MCO"), hereby attest that the
   (Name of Managed Care Organization)
contract amendment submitted by MCO to     Putman    County, follows the latest
                                       (County Name)
model contract amendment provided to us by the above named county. This executed amendment contains no deviations from the aforementioned model amendment language.


      1/3/05                                               /s/ K Ajmani
----------------                                  ------------------------------
     (Date)                                                 (Signature)

          Evelyn Huang                                     Karin Ajmani
 Notary Public State of New York                       (Print Name In Full)
      Lic.No. 03HU6001118
   Qualified in New York County                              President
Commission Expires March 13, 2006                             (Title)


      /s/ Evelyn Huang
---------------------------
(Notary Seal and Signature)

I _______________________________________, attest that the County has reviewed this executed contract amendment and that it follows the latest model contract amendment provided to us by the New York State Department of Health.


                                                  ------------------------------
     (Date)                                                (Signature)
----------------

                                                  ------------------------------
                                                       (Print Name In Full)

                                                  ------------------------------
                                                              (Title)


---------------------------
(Notary Seal and Signature)

                                                                 Exhibit 10.51.1

                      MEDICAID MANAGED CARE MODEL CONTRACT

                             Amendment of Agreement
                                     Between

                                  Putnam County

                                       And

                                  CarePlus, LLC

This Amendment, effective January 1, 2005, amends the Medicaid Managed Care Model Contract (hereinafter referred to as the "Agreement") made by and between the County of Putnam (hereinafter referred to as "LDSS") and CarePlus, LLC (hereinafter referred to as "MCO" or "Contractor").

WHEREAS, the parties entered into an Agreement effective October 1, 2004 for the purpose of providing prepaid case managed health services to Medical Assistance recipients residing in Putnam County; and

WHEREAS, the parties desire to amend said Agreement to modify certain provisions to reflect current circumstances and intentions;

NOW THEREFORE, effective January 1, 2005, it is mutually agreed by the parties to amend this Agreement as follows:

The attached "Table of Contents for Model Contract" is substituted for the period beginning January 1, 2005.

          Add to Section 1, Definitions, a definition for "Permanent Placement Status," to read as follows:

"PERMANENT PLACEMENT STATUS" means the status of an individual in a Residential Health Care Facility [RHCF] when the LDSS determines that the individual is not expected to return home based on medical evidence affirming the individual's need for permanent RHCF placement.

Amend Section 3.1 (c), "Capitation Payments," to read as follows:

c) The monthly capitation payments and the Supplemental Newborn Capitation Payment and the Supplemental Maternity Capitation Payment to the Contractor shall constitute full and complete payments to the Contractor for all services that the Contractor provides pursuant to this Agreement subject to stop-loss provisions set forth in Section 3.11, 3.12, and 3.13 of this Agreement.


                            January 1, 2005 Amendment
                                        1

                                                                 Exhibit 10.51.1

Add a new Section 3.13, "Residential Health Care Facility Stogy-Loss," to read as follows: 3.13 Residential

Health Care Facility Stop-Loss

     The Contractor will be compensated for medically necessary and clinically appropriate Medicaid reimbursable inpatient Residential Health Care Facility services as defined in Appendix K in excess of sixty (60) days during a calendar year at the lower of the Contractor's negotiated rates or Medicaid rate of payment.

Add a new Section 3.14, "Stop-Loss Procedures and Documentation," to read as follows: 3.14 Stop-Loss

Procedures and Documentation

     The Contractor must follow procedures and documentation requirements in accordance with the New York State Department of Health stop-loss policy and procedure manual. Payments made, for stop-loss claims that do not conform to SDOH requirements are subject to recoupment.

Renumber Sections 3.13, "Enrollment Limitations," and 3.14, "Tracking Visits Provided by Indian Health Clinics," as Sections 3.15, and 3.16 respectively.

Amend Section 18.2, "SDOH Instructions for Report Submissions" to read as follows:

SDOH, with prior notice to the LDSS, will provide Contractor with instructions for submitting the reports required by Section 18.5 (a) through (m), including time frames, and requisite formats. The instructions, time frames and formats may be modified by SDOH with prior notice to the LDSS, and thereafter upon sixty
(60) days written notice to the Contractor. The LDSS, with prior notice to SDOH, shall provide the Contractor with instructions for submitting the reports required by Section 18.5(n), including time frames and requisite formats.

Amend Section 18.4, "Notification of Changes in Report Due Dates, Requirements or Formats" to read as follows:

SDOH or LDSS may extend due dates, or modify report requirements or formats upon a written request by the Contractor to the SDOH or LDSS with a copy of the request to the other agency, where the Contractor has demonstrated a good and compelling reason for the extension or modification. The determination to grant a modification or extension of time shall be made by SDOH with regard to annual and quarterly statements, complaint reports, audits, encounter data, change of ownership, clinical studies, QARR, and provider network reports. The determination to grant a modification or extension of time shall be made by the LDSS with respect to reports required by Sections 18.5 (m) and (n) of the Agreement.

     Amend "Reporting Requirements," Section 18.5 (c), "Other Financial Reports" to read as follows:
     c) Other Financial Reports:

          Contractor shall submit financial reports, including certified annual financial statements, and make available documents relevant to its financial condition to SDOH and the State Insurance Department (SID) in a timely manner as required by State laws and regulations including but not limited to PHL Sections 4403-a, 4404 and 4409, Title 10 NYCRR Sections 98.11, 98.16 and 98.17 and applicable Insurance Law Sections 304, 305, 306, and 310. The LDSS reserves the right to require Contractor to submit such relevant financial reports and documents related to the financial condition of the MCO to the LDSS, as set forth in Section 18.5(n) of this Agreement.


                            January 1, 2005 Amendment
                                       2

                                                                 Exhibit 10.51.1

     Amend "Reporting Requirements," Section 18.5 (f), "Complaint Reports" to read as follows: f)

     Complaint Reports:

          The Contractor must provide the SDOH on a quarterly basis, and within fifteen (15) business days of the close of the quarter, a summary of all complaints received during the preceding quarter on the Health Provider Network ("HPN").

          The Contractor also agrees to provide on a quarterly basis, via the HPN, the total number of complaints that have been unresolved for more than forty-five (45) days. The Contractor shall maintain records on these and other complaints which shall include all correspondence related to the complaint, and an explanation of disposition. These records shall be readily available for review by the SDOH or LDSS upon request.

          Nothing in this Section is intended to limit the right of the SDOH and the LDSS to obtain information immediately from a Contractor pursuant to investigating a particular Enrollee or provider complaint.

          The LDSS reserves the right to require the Contractor to submit a hardcopy of complaint reports in Section 18.5(n) of this Agreement.

     The attached Appendix K, "Prepaid Benefit Package Definitions of Covered and Non-Covered Services," is substituted for the period beginning January 1, 2005.

     Schedule A of Appendix K, "Prepaid Benefit Package Coverage Status of Optional Covered Services," as included in the executed Agreement effective October 1, 2004, remains unchanged.

This Amendment is effective January 1, 2005, and the Agreement, including the modifications made by this Amendment, shall remain in effect until September 30, 2005 or until the execution of an extension, renewal or successor agreement as provided for in the Agreement.

In Witness Whereof, the parties have duly executed this Amendment to the Agreement on the dates appearing below their respective signatures below.


For the Contractor: By                 For the LDSS: By
                                                        ------------------------


------------------------------------   -----------------------------------------
(Printed Name)                         (Printed Name)

Title                                  Title
      ------------------------------         -----------------------------------

Date                                   Date
     -------------------------------        ------------------------------------

                                                                 Exhibit 10.51.1

                      Table of Contents for Model Contract

Recitals

   Section 1    Definitions

   Section 2    Agreement Term, Amendments, Extensions, and General Contract
                Administration Provisions
                 2.1    Term
                 2.2    Amendments and Extensions
                 2.3    Approvals
                 2.4    Entire Agreement
                 2.5    Renegotiation
                 2.6    Assignment and Subcontracting
                 2.7    Termination
                        a.   LDSS Initiated Termination of Contract
                        b.   Contractor and LDSS Initiated Termination
                        c.   Contractor Initiated Termination
                        d.   Termination Due to Loss of Funding
                 2.8    Close-Out Procedures
                 2.9    Rights and Remedies
                 2.10   Notices
                 2.11   Severability

   Section 3    Compensation
                 3.1    Capitation Payments
                 3.2    Modification of Rates During Contract Period
                 3.3    Rate Setting Methodology
                 3.4    Payment of Capitation
                 3.5    Denial of Capitation Payments
                 3.6    SDOH Right to Recover Premiums
                 3.7    Third Party Health Insurance Determination
                 3.8    Payment for Newborns
                 3.9    Supplemental Maternity Capitation Payment
                 3.10   Contractor Financial Liability
                 3.11   Inpatient Hospital Stop-Loss Insurance
                 3.12   Mental Health and Chemical Dependence Stop-Loss
                 3.13   Residential Health Care Facility Stop-Loss
                 3.14   Stop-Loss Procedures and Documentation
                 3.15   Enrollment Limitations
                 3.16   Tracking Visits Provided by Indian Health Clinics

   Section 4    Service Area

   Section 5    Eligible, Exempt and Excluded Populations
                 5.1    Eligible Populations
                 5.2    Exempt Populations
                 5.3    Excluded Populations


                                TABLE OF CONTENTS
                                 January 1, 2005

                                                                 Exhibit 10.51.1

                      Table of Contents for Model Contract

                 5.4    Family Health Plus
                 5.5    Family Enrollment

   Section 6    Enrollment
                 6.1    Enrollment Guidelines
                 6.2    Equality of Access to Enrollment
                 6.3    Enrollment Decisions
                 6.4    Auto, Assignment
                 6.5    Prohibition Against Conditions on Enrollment
                 6.6    Family Enrollment
                 6.7    Newborn Enrollment
                 6.8    Effective Date of Enrollment
                 6.9    Roster
                 6.10   Automatic Re-Enrollment

   Section 7    Lock-In Provisions
                 7.1    Lock-In Provisions in Voluntary Counties
                 7.2    Lock-In Provisions in Mandatory Counties and New York
                        City
                 7.3    Disenrollment During Lock-In Period
                 7.4    Notification Regarding Lock-In and End of Lock-In Period

   Section 8    Disenrollment
                 8.1    Disenrollment Guidelines
                 8.2    Disenrollment Prohibitions
                 8.3    Reasons for Voluntary Disenrollment
                 8.4    Processing of Disenrollment Requests
                        a.   Routine Disenrollment
                        b.   Expedited Disenrollment
                        c.   Retroactive Disenrollment
                 8.5    Contractor Notification of Disenrollments
                 8.6    Contractor's Liability
                 8.7    Enrollee Initiated Disenrollment
                        a.   Disenrollment for Good Cause
                 8.8    Contractor Initiated Disenrollment
                 8.9    LDSS Initiated Disenrollment

   Section 9    Guaranteed Eligibility

  Section 10    Benefit Package, Covered and Non-Covered Services
                10.1    Contractor Responsibilities
                10.2    Compliance with State Medicaid Plan and Applicable Laws
                10.3    Definitions
                10.4    Provision of Services Through Participating and
                        Non-Participating Providers
                10.5    Child Teen Health Program / Adolescent Preventive
                        Services
                10.6    Foster Care Children


                                TABLE OF CONTENTS
                                 January 1, 2005
                                        2

                                                                 Exhibit 10.51.1

                      Table of Contents for Model Contract

                10.7    Child Protective Services
                10.8    Welfare Reform
                10.9    Adult Protective Services
                10.10   Court-Ordered Services
                10.11   Family Planning and Reproductive Health Services
                10.12   Prenatal Care
                10.13   Direct Access
                10.14   Emergency Services
                10.15   Medicaid Utilization Thresholds (MUTS)
                10.16   Services for Which Enrollees Can Self-Refer
                        a.   Mental Health and Chemical Dependence Services
                        b.   Vision Services
                        c.   Diagnosis and Treatment of Tuberculosis
                        d.   Family Planning and Reproductive Health Services
                        e.   Article 28 Clinics Operated by Academic Dental
                             Centers
                10.17   Second Opinions for Medical or Surgical Care
                10.18   Coordination with Local Public Health Agencies
                10.19   Public Health Services
                        a.   Tuberculosis Screening, Diagnosis and Treatment;
                             Directly Observed Therapy (TB/DOT)
                        b.   Immunizations
                        c.   Prevention and Treatment of Sexually Transmitted
                             Diseases
                        d.   Lead Poisoning
                10.20   Adults with Chronic Illnesses and Physical or
                        Developmental Disabilities
                10.21   Children with Special Health Care Needs
                10.22   Persons Requiring Ongoing Mental Health Services
                10.23   Member Needs Relating to HIV
                10.24   Persons Requiring Chemical Dependence Services
                10.25   Native Americans
                10.26   Women, Infants, and Children (WIC)
                10.27   Urgently Needed Services
                10.28 Dental Services Provided by Article 28 Clinics Operated by Academic Dental Centers Not Participating in
                        Contractor's Network
                10.29   Coordination of Services

                10.30   Prospective Benefit Package Change for Retroactive SSI
                        Determinations
   Section 11   Marketing
                11.1    Marketing Plan
                11.2    Marketing Activities
                11.3    Prior Approval of Marketing Materials, Procedures,
                        Subcontracts
                11.4    Marketing Infractions
                11.5    LDSS Option to Adopt Additional Marketing Guidelines

   Section 12   Member Services
                12.1    General Functions
                12.2    Translation and Oral Interpretation


                                TABLE OF CONTENTS
                                 January 1, 2005
                                        3

                                                                 Exhibit 10.51.1

                      Table of Contents for Model Contract

                12.3    Communicating with the Visually, Hearing and Cognitively
                        Impaired

   Section 13   Enrollee Notification
                13.1    Provider Directories/Office Hours for Participating
                        Providers
                13.2    Member ID Cards
                13.3    Member Handbooks
                13.4    Notification of Effective Date of Enrollment
                13.5    Notification of Enrollee Rights
                13.6    Enrollee's Rights to Advance Directives
                13.7    Approval of Written Notices
                13.8    Contractor's Duty to Report Lack of Contact
                13.9    Contractor Responsibility to Notify Enrollee of Expected
                        Effective Date of Enrollment
                13.10   LDSS Notification of Enrollee's Change in Address
                13.11   Contractor Responsibility to Notify Enrollee of
                        Effective Date of Benefit Package Change
                13.12   Contractor Responsibility to Notify Enrollee of
                        Termination, Service Area Changes and Network Changes

   Section 14   Complaint and Appeal Procedure
                14.1    Contractor's Program to Address Complaints
                14.2    Notification of Complaint and Appeal Program
                14.3    Guidelines for Complaint and Appeal Program
                14.4    Complaint Investigation Determinations

   Section 15   Access Requirements
                15.1    Appointment Availability Standards
                15.2    Twenty-Four (24) Hour Access
                15.3    Appointment Waiting Times
                15.4    Travel Time Standards
                        a.   Primary Care
                        b.   Other Providers
                15.5    Service Continuation
                        a.   New Enrollees
                        b.   Enrollees Whose Health Care Provider Leaves Network
                15.6    Standing Referrals
                15.7    Specialist as a Coordinator of Primary Care
                15.8    Specialty Care Centers

   Section 16   Quality Assurance
                16.1    Internal Quality Assurance Program
                16.2    Standards of Care

   Section 17   Monitoring and Evaluation
                17.1    Right To Monitor Contractor Performance
                17.2    Cooperation During Monitoring And Evaluation


                                TABLE OF CONTENTS
                                 January 1, 2005
                                        4

                                                                 Exhibit 10.51.1

                      Table of Contents for Model Contract

                17.3    Cooperation During On-Site Reviews
                17.4    Cooperation During Review of Services by External Review
                        Agency

   Section 18   Contractor Reporting Requirements
                18.1    Time Frames for Report Submissions
                18.2    SDOH Instructions for Report Submissions
                18.3    Liquidated Damages
                18.4    Notification of Changes in Report Due Dates,
                        Requirements or Formats
                18.5    Reporting Requirements
                        a.   Annual Financial Statements
                        b.   Quarterly Financial Statements
                        c.   Other Financial Reports
                        d.   Encounter Data
                        e.   Quality of Care Performance Measures
                        f.   Complaint Reports
                        g.   Fraud and Abuse Reporting Requirements
                        h.   Participating Provider Network Reports
                        i.   Appointment Availability/Twenty-Four Hour (24)
                             Access and Availability Surveys
                        j.   Clinical Studies
                        k.   Independent Audits
                        l.   New Enrollee Health Screening Completion Report
                        m.   Additional Reports
                        n.   LDSS Specific Reports
                18.6    Ownership and Related Information Disclosure
                18.7    Revision of Certificate of Authority
                18.8    Public Access to Reports
                18.9    Professional Discipline
                18.10   Certification Regarding Individuals Who Have Been
                        Debarred or Suspended by Federal or State Government
                18.11   Conflict of Interest Disclosure
                18.12   Physician Incentive Plan Reporting

   Section 19   Records Maintenance and Audit Rights
                19.1    Maintenance of Contractor Performance Records
                19.2    Maintenance of Financial Records and Statistical Data
                19.3    Access to Contractor Records
                19.4    Retention Periods

   Section 20   Confidentiality
                20.1    Confidentiality of Identifying Information about
                        Medicaid Recipients and Applicants
                20.2    Medical Records of Foster Children
                20.3    Confidentiality of Medical Records
                20.4    Length of Confidentiality Requirements


                                TABLE OF CONTENTS
                                 January 1, 2005
                                        5

                                                                 Exhibit 10.51.1

                      Table of Contents for Model Contract

   Section 21   Participating Providers
                21.1    Network Requirements
                        a.   Sufficient Number
                        b.   Absence of Appropriate Network Provider
                        c.   Suspension of Enrollee Assignments to Providers
                        d.   Notice of Provider Termination
                21.2    Credentialing
                        a.   Licensure
                        b.   Minimum Standards
                        c.   Credentialing/Recredentialing Process
                        d.   Application Procedure
                21.3    SDOH Exclusion or Termination of Providers
                21.4    Evaluation Information
                21.5    Payment In Full
                21.6    Choice/Assignment of PCPs
                21.7    PCP Changes
                21.8    Provider Status Changes
                21.9    PCP Responsibilities
                21.10   Member to Provider Ratios
                21.11   Minimum Office Hours
                        a.   General Requirements
                        b.   Medical Residents
                21.12   Primary Care Practitioners
                        a.   General Limitations
                        b.   Specialists and Sub-specialists as PCPs
                        c.   OB/GYN Providers as PCPs
                        d.   Certified Nurse Practitioners as PCPs
                        e.   Registered Physician's Assistants as Physician
                             Extenders
                21.13   PCP Teams
                        a.   General Requirements
                        b.   Medical Residents
                21.14   Hospitals
                        a.   Tertiary Services
                        b.   Emergency Services
                21.15   Dental Networks
                21.16   Presumptive Eligibility Providers
                21.17   Mental Health and Chemical Dependence Services Providers
                21.18   Laboratory Procedures
                21.19   Federally Qualified Health Centers (FQHCs)
                21.20   Provider Services Function

   Section 22   Subcontracts and Provider Agreements
                22.1    Written Subcontracts
                22.2    Permissible Subcontracts
                22.3    Provision of Services Through Provider Agreements
                22.4    Approvals


                                TABLE OF CONTENTS
                                 January 1, 2005
                                        6

                                                                 Exhibit 10.51.1

                      Table of Contents for Model Contract

                22.5    Required Components
                22.6    Timely Payment
                22.7    Restrictions on Disclosure
                22.8    Transfer of Liability
                22.9    Termination of Health Care Professional Agreements
                22.10   Health Care Professional Hearings
                22.11   Non-Renewal of Provider Agreements
                22.12   Physician Incentive Plan

   Section 23   Fraud and Abuse Prevention Plan

   Section 24   Americans With Disabilities Act Compliance Plan

   Section 25   Fair Hearings
                25.1    Enrollee Access to Fair Hearing Process
                25.2    Enrollee Rights to a Fair Hearing
                25.3    Contractor Notice to Enrollees
                25.4    Aid Continuing
                25.5    Responsibilities of SDOH
                25.6    Contractor's Obligations

   Section 26   External Appeal
                26.1    Basis for External Appeal
                26.2    Eligibility For External Appeal
                26.3    External Appeal Determination
                26.4    Compliance With External Appeal Laws and Regulations

   Section 27   Intermediate Sanctions

   Section 28   Environmental Compliance

   Section 29   Energy Conservation

   Section 30   Independent Capacity of Contractor

   Section 31   No Third Party Beneficiaries

   Section 32   Indemnification
                32.1    Indemnification by Contractor
                32.2    Indemnification by LDSS

   Section 33   Prohibition on Use of Federal Funds for Lobbying
                33.1    Prohibition of Use of Federal Funds for Lobbying
                33.2    Disclosure Form to Report Lobbying
                33.3    Requirements of Subcontractors


                                TABLE OF CONTENTS
                                 January 1, 2005
                                        7

                                                                 Exhibit 10.51.1

                      Table of Contents for Model Contract

   Section 34   Non-Discrimination
                34.1    Equal Access to Benefit Package
                34.2    Non-Discrimination
                34.3    Equal Employment Opportunity
                34.4    Native Americans Access to Services From Tribal or Urban
                        Indian Health Facility

   Section 35   Compliance with Applicable Laws
                35.1    Contractor and LDSS Compliance With Applicable Laws
                35.2    Nullification of Illegal, Unenforceable, Ineffective or
                        Void Contract Provisions
                35.3    Certificate of Authority Requirements
                35.4    Notification of Changes In Certificate of Incorporation
                35.5    Contractor's Financial Solvency Requirements
                35.6    Compliance With Care For Maternity Patients
                35.7    Informed Consent Procedures for Hysterectomy and
                        Sterilization
                35.8    Non-Liability of Enrollees For Contractor's Debts
                35.9    LDSS Compliance With Conflict of Interest Laws
                35.10   Compliance With PHL Regarding External Appeals

   Section 36   New York State Standard Contract Clauses

   Section 37   Insurance Requirements

   Signature Page


                                TABLE OF CONTENTS
                                 January 1, 2005
                                        8

                                                                 Exhibit 10.51.1

                      Table of Contents for Model Contract APPENDICES

A.   New York State Standard Clauses and Local Standard Clauses, if applicable

B.   Certification Regarding Lobbying

C. New York State Department of Health Guidelines for the Provision of Family Planning and Reproductive Health Services

- New York State Department of Health Marketing Guidelines E. _ _. New York State Department of Health

Member Handbook Guidelines

- New York State Department of Health Medicaid Managed Care Complaint and Appeals Requirements

G. New York State Department of Health Guidelines for the Provision of Emergency Care and Services

H. New York State Department of Health Guidelines for the Processing of Enrollments and Disenrollments

I.   New York State Department of Health Guidelines for Use of Medical Residents

J. New York State Department of Health Guidelines of Federal Americans with Disabilities Act

K.   Prepaid Benefit Package Definitions of Covered and Non-Covered Services

-    Approved Capitation Payment Rates

M.   Service Area

N.   Contractor County Specific Agreements

                                TABLE OF CONTENTS
                                 January 1, 2005

                                                                 Exhibit 10.51.1

                                   APPENDIX K

                             PREPAID BENEFIT PACKAGE
                           DEFINITIONS OF COVERED AND
                              NON-COVERED SERVICES


                                   APPENDIX K
                                 January 1, 2005
                                       K-1

                                                                 Exhibit 10.51.1

                                   APPENDIX K
                             PREPAID BENEFIT PACKAGE
                 DEFINITIONS OF COVERED AND NON-COVERED SERVICES

The categories of services in the Medicaid Managed Care Benefit Package, when listed as covered services shall be provided by the Contractor to Enrollees when medically necessary under the terms of this Agreement. The definitions of covered and non-covered services therein are in summary form; the full description and scope of each Medicaid covered service as established by the New York Medical Assistance Program are set forth in the applicable MMIS Provider Manual.

All care provided by the Contractor, pursuant to this Agreement, must be provided, arranged, or authorized by the Contractor or its Participating Providers with the exceptions of most behavioral health services to SSI or SSI related beneficiaries (see Benefit Package K-2), and emergency services, emergency transportation, family planning, mental health and chemical dependence assessments (one (1) of each per year), court ordered services, and services provided by Local Public Health Agencies as described in Section 10 of this Agreement.

This Appendix contains the following two (2) charts:

K-1 A summary of services provided by the Contractor to all Non-SSI Enrollees. K-2 A summary of services provided by the Contractor to all SSI Enrollees.

ALSO INCLUDED:

     Prepaid Benefit Package Definitions of Covered Services A) Medical Services

          1. Inpatient Hospital Services 1 a. Inpatient Stay Pending Alternate Level of Medical Care

          2.   Professional Ambulatory Services

          3.   Physician(s) Services

          4.   Home Health Services

          5.   Private Duty Nursing Services

          6.   Emergency Room Services

          7.   Services of Other Practitioners

          8.   Eye Care and Low Vision Services

          9.   Laboratory Services

          10.  Radiology Services

          11. Early Periodic Screening Diagnosis and Treatment (EPSDT) Services Through the Child Teen Health Program (C/THP) and Adolescent Preventive Services

          12.  Durable Medical Equipment (DME)

          13.  Audiology, Hearing Aid Services and Products

          14.  Preventive Care

          15.  Prosthetic/Orthotic Orthopedic Footwear

          16.  Renal Dialysis

          17.  Experimental or Investigational Treatment

          18.  Residential Health Care Facility (RHCF) Services


                                   APPENDIX K
                                 January 1, 2005
                                       K-2

                                                                 Exhibit 10.51.1

          B)   Behavioral Health Services.

               1.   Chemical Dependence Services

                    a)   Detoxification Services

                         i)   Medically Managed Inpatient Detoxification

                         ii)  Medically Supervised Withdrawal

                    b) Chemical Dependence Inpatient Rehabilitation and Treatment Services

                    c)   Chemical Dependence Assessment Self-Referral

               2.   Mental Health Services

                    a)   Inpatient Services

                    b)   Outpatient Services

          C)   Other Covered Services

               1.   Federally Qualified Health Center (FQHC) Services

II. Optional Covered Services (at discretion of LDSS and/or Contractor) [See Schedule A of Appendix K for Coverage Status]

          A)   Family Planning and Reproductive Health Care

          B)   Dental Services

          C)   Transportation Services

               1.   Non-Emergency Transportation

               2.   Emergency Transportation

III. Definitions of Non-Covered Services

          A)   Medical Non-Covered Services

               1.   Personal Care Agency Services

               2.   Residential Health Care Facilities (RHCF)

               3.   Hospice Program

               4. Prescription and Non-Prescription (OTC) Drugs, Medical Supplies, and Enteral Formula

               Non-Covered Behavioral Health Services

               1.   Chemical Dependence Services

                    a)   Outpatient Rehabilitation and Treatment Services

                         i)   Methadone Maintenance Treatment Program (MMTP)

                         ii) Medically Supervised Ambulatory Chemical Dependence Outpatient Clinic Programs

                         iii) Medically Supervised Chemical Dependence
                              Outpatient Rehabilitation Programs

                         iv)  Outpatient Chemical Dependence for Youth  Programs

                    b)   Chemical Dependence Services Ordered by the LDSS

               2.   Mental Health Services

                    a)   Intensive Psychiatric Rehabilitation Treatment Programs
                         (IPRT)

                    b)   Day Treatment

                    c)   Continuing Day Treatment

                    d)   Day Treatment Programs Serving Children

                    e) Home and Community Based Services Waiver for Seriously Emotionally Disturbed Children

                    f)   Case Management

                    g)   Partial Hospitalization

                    h) Services Provided through OMH Designated Clinics for Children With a Diagnosis of Serious Emotional Disturbance (SED)

                    i)   Assertive Community Treatment (ACT)

                    j)   Personalized Recovery Oriented Services (PROS)


                                   APPENDIX K
                                 January 1, 2005
                                       K-3

                                                                 Exhibit 10.51.1

               3. Rehabilitation Services Provided to Residents of OMH Licensed Community Residences (CRs) and Family Based Treatment Programs

                    a)   OMH Licensed CRs

                    b)   Family-Based Treatment

               4. Office of Mental Retardation and Developmental Disabilities (OMRDD) Services

                    a) Long Term Therapy Services Provided by Article 16-Clinic Treatment Facilities or Article 28 Facilities

                    b)   Day Treatment

                    c)   Medicaid Service Coordination (MSC)

                    d)   Home and Community Based Services Waivers (HCBS)

                    e)   Services Provided Through the Care at Home Program
                         (OMRDD)

          C)   Other Non-Covered Services

               1.   The Early Intervention Program (EIP) - Children Birth to Two
                    (2) Years of Age

               2. Preschool Supportive Health Services - Children Three (3) Through Four (4) Years of Age

               3. School Supportive Health Services - Children Five (5) Through Twenty-One (21) Years of Age

               4.   Comprehensive Medicaid Case Management (CMCM)

               5.   Directly Observed Therapy for Tuberculosis Disease

               6.   AIDS Adult Day Health Care

               7.   HIV COBRA Case Management

               8.   Fertility Services

               9.   Adult Day Health Care

               10.  Personal Emergency Response Systems (PERS)

               11.  School-Based Health Centers

IV. Schedule A of Appendix K, Prepaid Benefit Package, Coverage Status of Optional Covered Services


                                   APPENDIX K
                                 January 1, 2005
                                       K-4

                                                                 Exhibit 10.51.1

                                  APPENDIX K-1
                    MANAGED CARE PLAN PREPAID BENEFIT PACKAGE

COVERED SERVICES          MANAGED CARE PLAN SCOPE OF BENEFIT                       COVERED BY MEDICAID FEE-FOR-SERVICE
-----------------------   ------------------------------------------------------   -------------------------------------------------
Inpatient Hospital        Up to 365 medically necessary days per year (366 for
Services                  leap year) in accordance with the stop-loss provisions
                          of Section 3.10 of this Agreement. Includes inpatient
                          detoxification services provided in Article 28
                          hospitals for all Enrollees. Inpatient dental services
                          are covered. (See dental definition)

Inpatient Stay Pending    Continued care in a hospital pending placement in an
Alternate Level of        alternate lower medical level of care, consistent with
Medical Care              the provisions of 18 NYCRR 505.20 and 10 NYCRR Part
                          85.

Professional Ambulatory   Provided through ambulatory care facilities including
Services                  hospital outpatient departments, D&T centers, and
                          emergency rooms. Services include medical, surgical,
                          preventive, primary, rehabilitative, specialty care,
                          mental health, family planning, C/THP services and
                          ambulatory dental surgery. Covered as needed based on
                          medical necessity.

Preventive Health         Care or service to avert disease/illness and/or its
Services                  consequences. Preventive care includes primary care,
                          secondary care and tertiary care. Coverage includes
                          general health education classes, smoking cessation
                          classes, childbirth education classes, parenting
                          classes and nutrition counseling (with targeted
                          outreach to persons with diabetes and pregnant women).
                          HIV counseling and testing is a covered service for
                          all Enrollees.

Laboratory Services       Covered when medically necessary as ordered by a         HIV phenotypic, HIV virtual phenotypic and HIV
                          qualified medical professional, and when listed in the   genotypic drug resistance tests with a Provider's
                          Medicaid fee schedule. Coverage excludes HIV             order.
                          phenotypic, HIV virtual phenotypic and HIV genotypic
                          drug resistance tests.

Radiology Services        Covered when medically necessary as ordered by a
                          qualified medical professional, and when ordered and
                          provided by a qualified medical
                          professional/practitioner.

EPSDT Services/Child      EPSDT is a package of early and periodic screening,      Services not included in the managed care Benefit
Teen Health Program       including inter-periodic; screens and, diagnostic and    Package ordered by the child's physician based on
(C/THP)                   treatment services that are offered to all Medicaid;     the results of a screening.
                          eligible children under twenty-one (21) years of age
                          known in New York State as the Child Teen Health
                          Program (C/THP).


                                   APPENDIX K
                                 January 1, 2005
                                       K-5

                                                                 Exhibit 10.51.1

COVERED SERVICES          MANAGED CARE PLAN SCOPE OF BENEFIT                       COVERED BY MEDICAID FEE-FOR-SERVICE
------------------------------------------------------------------------------------------------------------------------------------
Home Health Services      Home health care services include medically necessary    Services rendered by a personal care agency which
                          nursing, home health aide services, equipment and        are approved by the Local Social Services
                          appliances, physical therapy, speech/language            District when ordered by the Enrollee's Primary
                          pathology, occupational therapy, social work services    Care Provider (PCP). The district will determine
                          or nutritional services provided by a home health care   the applicant's need for personal care agency
                          agency pursuant to an established care plan. Personal    services and coordinate a plan of care with the
                          care tasks performed by a home health aide in            personal care agency.
                          connection with a home health care agency visit, and
                          pursuant to an established care plan, are covered.
------------------------------------------------------------------------------------------------------------------------------------
Private Duty Nursing      Covered service when medically necessary in accordance
Services                  with the ordering physician, registered physician
                          assistant or certified nurse practitioner's written
                          treatment plan.
------------------------------------------------------------------------------------------------------------------------------------
Emergency Room Services   Covered for emergency conditions, medical or
                          behavioral, the onset of which is sudden, manifesting
                          itself by symptoms of sufficient severity, including
                          severe pain, that a prudent layperson, possessing an
                          average knowledge of medicine and health, could
                          reasonably expect the absence of medical attention to
                          result in (a) placing the health of the person
                          afflicted with such condition in serious jeopardy, or
                          in the case of a behavioral condition placing the
                          health of such person or others in serious jeopardy;
                          (b) serious impairment of such person's bodily
                          functions; (c) serious dysfunction of any bodily organ
                          or part of such person; or (d) serious disfigurement
                          of such person. Emergency services include health care
                          procedures, treatments or services, including
                          psychiatric stabilization and medical detoxification
                          from drugs or alcohol that are provided for an
                          emergency medical condition. A medical assessment
                          (triage) is covered for non-emergent conditions.
------------------------------------------------------------------------------------------------------------------------------------
Foot Care Services        Foot care when the Enrollee's (any age) physical
                          condition poses a hazard due to the presence of
                          localized illness, injury or symptoms involving the
                          foot, or then performed as a necessary and integral
                          part of otherwise covered services such as the
                          diagnosis and treatment of diabetes, ulcers, and
                          infections.
------------------------------------------------------------------------------------------------------------------------------------
Eye Care and Low Vision   Eye care includes the services of an ophthalmologist,
Services                  optometrist and an ophthalmic dispenser and coverage
                          for contact lenses, polycarbonate lenses, artificial
                          eyes and replacement of lost or destroyed glasses
                          (including repairs) when medically necessary.
------------------------------------------------------------------------------------------------------------------------------------
                          Artificial eyes are covered as ordered by a
                          Contractor's Participating Provider.
------------------------------------------------------------------------------------------------------------------------------------


                                 January 1, 2005
                                       K-6

                                                                 Exhibit 10.51.1

COVERED SERVICES          MANAGED CARE PLAN SCOPE OF BENEFIT                       COVERED BY MEDICAID FEE-FOR-SERVICE
------------------------------------------------------------------------------------------------------------------------------------
Durable Medical           DME are devices and equipment other than                 Excluded services, such as disposable
Equipment (DME)           medical/surgical supplies, enteral formula, and          medical/surgical supplies and enteral formula
                          prosthetic or orthotic appliances. Covered when          with a Provider's order.
                          medically necessary as ordered by a Contractor's
                          Participating Provider and procured from
                          a Participating Provider. Coverage excludes disposable
                          medical/surgical supplies and enteral formula.
------------------------------------------------------------------------------------------------------------------------------------
Hearing Aids Services     Provided when medically necessary to alleviate           Excluded services, such as hearing aid batteries
                          disability caused by the loss or impairment of           with a Provider's order.
                          hearing. Hearing aid products include hearing aids.,
                          ear molds, special fittings, and replacement parts.
                          Coverage excludes hearing aid batteries.
------------------------------------------------------------------------------------------------------------------------------------
Family Planning and       Family planning means the offering, arranging, and       Enrollees may always obtain family planning and
Reproductive Health       furnishing of those health services which enable         HIV testing and counseling services, when part
Services                  individuals, including minors, who may be sexually       of a family planning visit, outside of the
                          active, to prevent or reduce the incidence of            plan's network from any Provider that accepts
SEE SCHEDULE A OF         unintended pregnancies and includes the screening,       Medicaid.
APPENDIX K FOR COVERAGE   diagnosis and treatment, as medically necessary, for
STATUS                    sexually transmissible diseases, sterilization
                          services and screening for pregnancy. Reproductive
                          health services also includes all medically necessary
                          abortions;
------------------------------------------------------------------------------------------------------------------------------------


                                   APPENDIX K
                                 January 1, 2005
                                       K-7

                                                                 Exhibit 10.51.1

COVERED SERVICES          MANAGED CARE PLAN SCOPE OF BENEFIT                       COVERED BY MEDICAID FEE-FOR-SERVICE
------------------------------------------------------------------------------------------------------------------------------------
Transportation Services   NON-EMERGENCY TRANSPORTATION:                            For Contractors that do not cover transportation
                                                                                   services, these services are paid for
Non-Emergency             Transportation expenses are covered when                 fee-for-service. Non-emergent transportation
Transportation            transportation is essential in order for an Enrollee     requests should be referred to the LDSS.
                          to obtain necessary medical care and services which
SEE SCHEDULE A OF         are covered under this Benefit Package (or by            For Contractors that cover non-emergency
APPENDIX K FOR COVERAGE   fee-for-service Medicaid for carved-out services).       transportation in the Benefit Package,
STATUS                    Non-emergent transportation guidelines may be            transportation costs to MMTP services may be
                          developed in conjunction with the LDSS, based on the     reimbursed by Medicaid fee-for-service in
                          LDSS approved transportation plan.                       accordance with the LDSS transportation polices
                                                                                   in local districts where there is a systematic
                          Transportation services means transportation by          method to discretely identify and reimburse such
                          ambulance, ambulette or invalid coach, taxicab,          transportation costs.
                          livery, public transportation, or other means
                          appropriate to the Enrollee's medical condition; and a
                          transportation attendant to accompany the Enrollee, if
                          necessary. Such services may include the
                          transportation attendant's transportation, meals,
                          lodging and salary; however, no salary will be paid to
                          a transportation attendant who is a member of the
                          Enrollee's family.

                          For Enrollees with disabilities, the method of transportation must reasonably; accommodate their needs, taking into account the severity and nature of the disability.

Emergency                 EMERGENCY TRANSPORTATION
Transportation
                          Emergency transportation can only be provided by an
SEE SCHEDULE A OF         ambulance service. Emergency transportation is covered
APPENDIX K FOR COVERAGE   for Enrollees suffering from severe, life-threatening
STATUS                    or potentially disabling conditions which require the
                          provision of emergency medical services while the
                          Enrollee is being transported.
------------------------------------------------------------------------------------------------------------------------------------
Dental Services           Optional Benefit Package dental services include:        Routine exams, orthodontic services and
                                                                                   appliances, dental office surgery, fillings,
SEE SCHEDULE A OF         -    Medically necessary preventive, prophylactic and    prophylaxis, provided to Enrollees of plans not
APPENDIX K FOR COVERAGE        other routine dental core, services and supplies    electing to cover dental services.
STATUS                         and dental prosthetics required to alleviate a
                               serious health condition, including one which       Orthodontic services are always covered by
                               affects employability.                              fee-for-service.

                          As described in Sections 10.16 and 10.28 of this Agreement, Enrollees may self-refer to Article 28 clinics operated by academic dental centers to obtain covered dental services.

                          All Contractors must cover the following, even if dental services is not a plan covered benefit:

                          -    Ambulatory or inpatient surgical services
                               (subject to prior authorization by the
                               Contractor).

                          Coverage excludes the professional services of the dentist if dental services are not covered by the Contractor's Benefit Package:


                                   APPENDIX K
                                 January 1, 2005
                                       K-8

                                                                 Exhibit 10.51.1

COVERED SERVICES          MANAGED CARE PLAN SCOPE OF BENEFIT                       COVERED BY MEDICAID FEE-FOR-SERVICE
-----------------------   ------------------------------------------------------   -------------------------------------------------
Court-Ordered Services    Coverage includes such services ordered by a court of
                          competent jurisdiction if the services are in the
                          Contractor's Benefit Package.

Prosthetic/Orthotic       Covered when medically necessary as ordered by the
Services/Orthopedic       Contractor's Participating Provider.
Footwear

Mental Health Services    Covered when medically necessary, in accordance with     All services in excess of twenty (20) outpatient
                          the stop-loss provisions as described in Section 3.12    visits and thirty (30) inpatient days in
                          of this Agreement. Enrollees must be allowed to self-    accordance with the stop-loss provisions in
                          refer for one (1) mental health assessment from a        Section 3.12 of this Agreement Contractor
                          Contractor's Participating Provider in a twelve (12)     continues to reimburse mental health service
                          month period. In the case of children, such              providers and coordinate care. The Contractor is
                          self-referrals may originate at the request of a         reimbursed for payment through the stop-loss
                          school guidance counselor or similar source:             provisions.

Detoxification Services   Covered when medically necessary on either an            Medically Supervised Inpatient and Outpatient
                          inpatient or outpatient basis: Such services are         Withdrawal Services, when ordered by the LDSS
                          referred to as "Medically Managed Detoxification         under Welfare Reform (as indicated by "code 83").
                          Services" when provided in facilities licensed under
                          Title 14 NYCRR Part 816.6 or Article 2$ of the Public
                          Health Law; and "Medically Supervised Inpatient and
                          Outpatient Withdrawal Services" when provided in
                          facilities licensed under Title 14 NYCRR Part 816.7.

Chemical Dependence       Covered when medically necessary in accordance with      Chemical Dependence Inpatient Rehabilitation and
Inpatient                 the stop-loss provisions described in Section 3.12 of    Treatment Services when ordered by the LDSS under
Rehabilitation and        this Agreement.                                          Welfare Reform (as indicated by "code 83")
Treatment Services

Chemical Dependence       Enrollees must be allowed to self refer for one (1)
Assessment                assessment from a Contractor's participating provider
Self-Referral             in a twelve (12) month period.

Experimental and/or       Covered on a case by case basis in accordance with the
Investigational           provisions of Section, 4910 of the New York State
Treatment                 P.H.L.

Renal Dialysis            Renal dialysis is covered when medically necessary as
                          ordered by a qualified medical professional. Renal
                          dialysis may be provided in an inpatient hospital
                          setting, in an ambulatory care facility, or in the
                          home on recommendation from a renal dialysis center.

Residential Health Care   Residential Health Care Facility Services means
Facility (RHCF)           inpatient nursing home services provided by facilities
Services                  licensed under New York State Public Health Law,
                          including AIDS nursing facilities. Covered services
                          include the following health care services: medical
                          supervision, 24-hour per day nursing care, assistance
                          with the activities of daily living, physical therapy,
                          occupational therapy, and speech/language pathology
                          services and other-services as specified in the New
                          York State Public Health Law and Regulations for
                          residential health care facilities and AIDS nursing
                          facilities. RHCF Services are subject to the stop-loss
                          provisions specified in Section 3.13 of this
                          Agreement.


                                   APPENDIX K
                                 January 1, 2005
                                       K-9

                                                                 Exhibit 10.51.1

                                       K-2
              MANAGED CARE PLAN PREPAID HEALTH ONLY BENEFIT PACKAGE
                       FOR SSI AND SSI RELATED RECIPIENTS

COVERED SERVICES          MANAGED CARE PLAN SCOPE OF BENEFIT                       COVERED BY MEDICAID FEE-FOR-SERVICE
-----------------------   ------------------------------------------------------   -------------------------------------------------
Inpatient Hospital        Up to 365 medically necessary days per year (366 for
Services                  leap year) in accordance with the stop-loss provisions
                          of Section 3.10 of this Agreement. Includes inpatient
                          detoxification services provided in Article 28
                          hospitals for all Enrollees. Inpatient dental services
                          are covered.

Inpatient Stay Pending    Continued care in a hospital pending placement in an
Alternate Level of        alternate lower medical, level of care, consistent
Medical Care              with the provisions of 18 NYCRR 505.20 and 10 NYCRR
                          Part 85.

Professional Ambulatory   Provided through ambulatory care facilities including    Mental Health and Chemical Dependence services.
Services                  hospital outpatient departments, D&T centers, and
                          emergency rooms. Services include medical, surgical,
                          preventive, primary, rehabilitative, specialty care,
                          family planning, C/THP services and ambulatory
                          dental surgery. Covered as needed based on medical
                          necessity.

EPSDT Services/ Child     EPSDT is a package of early and periodic screening,      Services not included in the managed care
Teen Health Program       including inter-periodic; screens and diagnostic and     Benefit Package ordered by the child's physician
(C/THP)                   treatment services that are offered to all Medicaid      based on the  results of a screening.
                          eligible children under twenty-one (21) years of age,
                          known in New York State as the Child Teen Health Plan
                          (C/THP).

Preventive Health         Care and services to avert disease/illness and/or its
Services                  consequences. Preventive care includes primary care,
                          secondary care and tertiary care. Coverage includes
                          general health education classes, smoking cessation
                          classes, childbirth education classes, parenting
                          classes and nutrition counseling (with targeted
                          outreach to persons with diabetes and pregnant women).
                          HIV counseling and testing is a covered service for
                          all Enrollees.

Home Health Services      Home health care services include medically necessary    Services rendered by a personal care agency which
                          nursing, home health aide services, equipment and        are approved by the Local Social Services
                          appliances, physical therapy, speech/language            District when ordered by the Enrollee's Primary
                          pathology, occupational therapy, social work services    Care Provider (PCP). The district will determine
                          or nutritional services provided by a home health        the applicant's need for personal care agency
                          care agency pursuant to an established care plan.        services and coordinate with the personal care
                          Personal care tasks performed by a home health aide in   agency a plan of care.
                          connection with a home health care agency visit, and
                          pursuant to an established care plan, are covered.


                                   APPENDIX K
                                 January 1, 2005
                                      K-10

                                                                 Exhibit 10.51.1

COVERED SERVICES          MANAGED CARE PLAN SCOPE OF BENEFIT                       COVERED BY MEDICAID FEE-FOR-SERVICE
-----------------------   ------------------------------------------------------   -------------------------------------------------
Private Duty Nursing      Covered service when medically necessary in accordance
Services                  with the ordering physician, registered physician
                          assistant or certified nurse practitioner's written
                          treatment plan.

Emergency Room Services   Covered for emergency conditions, medical or
                          behavioral, the onset of which is sudden, manifesting
                          itself by symptoms of sufficient severity, including
                          severe pain, that a prudent layperson, possessing an
                          average knowledge of medicine and health, could
                          reasonably expect the absence of medical attention to
                          result in (a) placing the health of the person
                          afflicted with such condition in serious jeopardy, or
                          in the case of a behavioral condition placing the
                          health of such person or others in serious jeopardy;
                          (b) serious impairment of such person's bodily
                          functions; (c) serious dysfunction of any bodily organ
                          or part of such person; or (d) serious disfigurement
                          of such person. Emergency services include health care
                          procedures, treatments or services, including
                          psychiatric stabilization and medical detoxification
                          from drugs or alcohol that are provided for an
                          emergency medical condition. A medical assessment
                          (triage) is covered for non-emergent conditions.

Foot Care Services        Foot care when the Enrollee's (of any age) physical
                          condition poses a hazard due to the presence of
                          localized illness, injury or symptoms involving the
                          foot, or when performed as a necessary and integral
                          part of otherwise covered services such as the
                          diagnosis and treatment of diabetes, ulcers, and
                          infections.

Eye Care and Low Vision   Eye care includes the services of an ophthalmologist,
Services                  optometrist and an ophthalmic dispenser and coverage
                          for contact lenses, polycarbonate lenses, artificial
                          eyes and replacement of lost or destroyed glasses
                          (including repairs) when medically necessary.
                          Artificial eyes are covered as ordered by the
                          Contractor's Participating Provider.


                                   APPENDIX K
                                 January 1, 2005
                                      K-11

                                                                 Exhibit 10.51.1

COVERED SERVICES          MANAGED CARE PLAN SCOPE OF BENEFIT                       COVERED BY MEDICAID FEE-FOR-SERVICE
-----------------------   ------------------------------------------------------   -------------------------------------------------
Dental Services           Optional Benefit Package dental services include:        Routine exams, orthodontic services and
                                                                                   appliances, dental office surgery, fillings,
SEE SCHEDULE A OF         -   Medically necessary preventive, prophylactic and     prophylaxis provided to Enrollees of MCOs not
APPENDIX K FOR COVERAGE       other routine dental care, services and supplies     electing to cover dental services.
STATUS                        prosthetics required to alleviate a serious health
                              and dental condition, including one which affects
                              employability.

                          As described in Sections 10.16 and 10.28 Of this
                          Agreement, Enrollees may self-refer to Article 28 clinics operated by academic dental centers to obtain covered dental services.

                          All Contractors must cover the following, even if dental services is not 'a plan covered benefit:

                          - Ambulatory or inpatient surgical services (subject to prior authorization by the Contractor).

                          Coverage excludes the professional services of the dentist if dental services Are not covered by the Contractor's Benefit Package.

Family Planning and       Family planning means the offering, arranging, and       Enrollees may always obtain family planning and
Reproductive Health       furnishing of those, health services which enable        HIV testing and counseling services, when part of
Services                  individuals; including minors, who may be sexually       a family planning visit, outside of the
                          active, to prevent or reduce the incidence of            Contractor's network from any Provider that
SEE SCHEDULE A OF         unintended pregnancies and includes the screening,       accepts Medicaid.
APPENDIX K FOR            diagnosis and treatment, as medically necessary, for
COVERAGE STATUS           sexually transmissible diseases, sterilization
                          services and screening for pregnancy. Reproductive
                          health services also includes all medically necessary
                          abortions.


                                   APPENDIX K
                                 January 1, 2005
                                      K-12

                                                                 Exhibit 10.51.1

COVERED SERVICES          MANAGED CARE PLAN SCOPE OF BENEFIT                       COVERED BY MEDICAID FEE-FOR-SERVICE
-----------------------   ------------------------------------------------------   -------------------------------------------------
Transportation Services   NON-EMERGENCY TRANSPORTATION:                            For Contractors that do not cover transportation
                                                                                   services, these services are paid for
Non-Emergency             Transportation expenses are covered when                 fee-for-service. Non-emergent transportation
Transportation:           transportation is essential in order for an Enrollee     requests should be referred to the LDSS.
                          to obtain necessary medical care and services which
SEE SCHEDULE A OF         are covered under this Benefit Package (or by            For Contractors that cover non-emergency
APPENDIX K FOR            fee-for-service Medicaid for carved-out services).       transportation in the Benefit Package,
COVERAGE STATUS           Non-emergent transportation guidelines may be            transportation costs to MMTP services may be
                          developed in conjunction with the LDSS, based on the     reimbursed by Medicaid fee-for-service in
                          LDSS' approved transportation plan                       accordance with the LDSS transportation polices
                                                                                   in local districts where there is a systematic
                          Transportation services means transportation by          method to discretely identify and reimburse such
                          ambulance, ambulette or invalid coach, taxicab,          transportation costs.
                          livery, public transportation, or other means
                          appropriate to the Enrollee's medical condition; and a
                          transportation attendant to accompany the Enrollee, if
                          necessary. Such services may include the
                          transportation attendant's transportation, meals,
                          lodging and salary; however, no salary will be paid
                          to; a transportation attendant who is a member of the
                          Enrollee's family.

                          For Enrollees with disabilities, the method of transportation must reasonably accommodate their needs, taking into account the severity and nature of the disability.

Emergency                 EMERGENCY TRANSPORTATION
Transportation:
                          Emergency transportation can only be provided by an
SEE SCHEDULE A OF         ambulance service. Emergency transportation is covered
APPENDIX K FOR COVERAGE   for Enrollees suffering from severe, life-threatening
STATUS                    or potentially disabling conditions which require the
                          provision of emergency medical services while the
                          Enrollee is being transported.

Laboratory Services       Covered when medically necessary as ordered by a         HIV phenotypic, HIV virtual phenotypic and HN
                          medical professional, and when listed in the Medicaid    genotypic drug resistance tests with a Provider's
                          fee schedule. Coverage excludes HIV phenotypic,          order.
                          HIV virtual phenotypic and HN genotypic drug
                          resistance tests.

Radiology Services        Covered when medically necessary as ordered by a
                          medical professional, and when ordered and provided by
                          a qualified medical professional/practitioner:

Durable Medical           DME are devices and equipment other than                 Excluded services, such as disposable
Equipment (DME)           medical/surgical supplies enteral formula, and           medical/surgical supplies and enteral formula
                          prosthetic or orthotic appliances. Covered when          with a Provider's order.
                          medically necessary as ordered by the Contractor's -
                          Participating Provider and procured from a
                          Participating Provider. Coverage excludes disposable
                          medical/surgical supplies and enteral formula.


                                   APPENDIX K
                                 January 1, 2005
                                      K-13

                                                                 Exhibit 10.51.1

COVERED SERVICES          MANAGED CARE PLAN SCOPE OF BENEFIT                       COVERED BY MEDICAID FEE-FOR-SERVICE
-----------------------   ------------------------------------------------------   -------------------------------------------------
Hearing Aid Services      Provided when medically necessary to alleviate           Excluded services, such as hearing aid batteries
                          disability caused by the loss or impairment of           with a Provider's order.
                          hearing. Hearing aid products include hearing aids,
                          earmolds, special fittings, and replacement parts.
                          Coverage excludes hearing aid batteries.

Court-Ordered Services    Coverage includes such services ordered by a court of
                          competent jurisdiction if the services are in the
                          Contractor's Benefit Package.

Prosthetic/Orthotic       Covered when medically necessary as ordered by a
Services/Orthotic         managed care plan qualified medical professional.
Footwear

Renal Dialysis            Renal dialysis is covered when medically necessary as
                          ordered by a qualified medical professional. Renal
                          dialysis may be provided in an inpatient hospital
                          setting, in an ambulatory care facility, or in the
                          home on recommendation from a renal dialysis center.

Experimental and/or       Covered on a case by case basis in accordance with the
Investigational           provisions of Section 4910 of the New York State
Treatment                 P.H.L.

Detoxification Services   Covered when medically necessary on either an
                          inpatient or outpatient basis. Such services are
                          referred to as "Medically Managed Detoxification
                          Services" when provided in facilities licensed under
                          Title 14 NYCRR Part 816.6 or Article 28 of the Public
                          Health Law; and "Medically Supervised Inpatient and
                          Outpatient Withdrawal Services" when provided in
                          facilities licensed under Title 14 NYCRR Part 816.7.

Residential Health Care   Residential Health Care Facility Services means
Facility (RHCF)           inpatient nursing home services provided by facilities
Services                  licensed under New York State Public Health Law,
                          including AIDS nursing facilities. Covered services
                          include the following health care services: medical
                          supervision, 24-hour per day nursing care, assistance
                          with the activities of daily living, physical therapy,
                          occupational therapy, and speech/language pathology
                          services and other services as specified in the New
                          York State Public Health Law and Regulations for
                          residential health care facilities and AIDS nursing
                          facilities. RHCF Services are subject to the stop-loss
                          provisions specified in Section 3.13 of this
                          Agreement.


                                   APPENDIX K
                                 January 1, 2005
                                      K-14

                                                                 Exhibit 10.51.1

I. PREPAID BENEFIT PACKAGE DEFINITIONS OF COVERED SERVICES

A. MEDICAL SERVICES

1. INPATIENT HOSPITAL SERVICES

Inpatient hospital services, as medically necessary, shall include, except as otherwise specified, the care, treatment, maintenance and nursing services as may be required, on an inpatient hospital basis, up to 365 days per year (366 days in leap year). Among other services, inpatient hospital services encompass a full range of necessary diagnostic and therapeutic care, including medical, surgical, nursing, radiological, and rehabilitative services. Services are provided under the direction of a physician, certified nurse practitioner, or dentist.

1A. INPATIENT STAY. PENDING ALTERNATE LEVEL OF MEDICAL CARE

Inpatient stay pending alternate level of medical care, or continued care in a hospital pending placement in an alternate lower medical level of care, consistent with the provisions of 18 NYCRR 505.20 and 10 NYCRR, Part 85.

2. PROFESSIONAL AMBULATORY SERVICES

Outpatient hospital services are provided through ambulatory care facilities. Ambulatory care facilities include hospital outpatient departments (OPD), diagnostic and treatment centers (free standing clinics) and emergency rooms. These facilities may provide those necessary medical, surgical, and rehabilitative services and items authorized by their operating certificates. Outpatient services (clinic) also include preventive, primary medical, specialty, mental health, C/THP and family planning services provided by ambulatory care facilities.

Hospital OPDs and D&T centers may perform ordered ambulatory services. The purpose of ordered ambulatory services is to make available to the Participating Provider those services needed to complement the provision of ambulatory care in his/her office. Examples are: diagnostic testing and radiology.

3. PHYSICIAN SERVICES

"Physicians' services," whether furnished in the office, the Enrollee's home, a hospital, a skilled nursing facility, or elsewhere, means services furnished by a physician:

     (1) within the scope of practice of medicine or osteopathy as defined in law by the New York State Education Department; and

     (2) by or under the personal supervision of an individual licensed and currently registered by the New York State Education Department to practice medicine or osteopathy.


                                   APPENDIX K
                                 January 1, 2005
                                      K-15

                                                                 Exhibit 10.51.1

Physician services include the full range of preventive care services, primary care medical services and physician specialty services that fall within a physician's scope of practice under New York State law.

The following are also included without limitations:

     - pharmaceuticals and medical supplies routinely furnished or administered as part of a clinic or office visit;

     - physical examinations, including those which are necessary for employment, school, and camp;

     - physical and/or mental health, or chemical dependence examinations of children and their parents as requested by the LDSS to fulfill its statutory responsibilities for the protection of children and adults and for children in foster care;

     - health and mental health assessments for the purpose of making recommendations regarding-a-Enrollee's disability-status for Federal SSI applications;

     - health assessments for the Infant/Child Assessment Program (ICHAP); annual preventive health visits for adolescents;

     -    new admission exams for school children if required by the LDSS;

     - health screening, assessment and treatment of refugees, including completing SDOH/LDSS required forms;

     - Child/Teen Health Program (C/THP) services which are comprehensive primary health care services provided to children under twenty-one
          (21) years of age (see Section 10 of this Agreement).

4. HOME HEALTH SERVICES 18

     NYCRR 505.23(a)(3)

Home health care services are provided to Enrollees in their homes by a home health agency certified under Article 36 of the New York State P.H.L. (Certified Home Health Agency - CHHA). Home health services mean the following services when prescribed by a Provider and provided to a Medicaid managed care Enrollee in his or her home:

               - nursing services provided on a part-time or intermittent basis by a CHHA or, if there is no CHHA that services the county/district, by a registered professional nurse or a licensed practical nurse acting under the direction of the Enrollee's PCP;

               - physical therapy, occupational therapy, or speech pathology and audiology services; and

               - home health services provided by a person who meets the training requirements of the SDOH, is assigned by a registered professional nurse to provide home health aid services in accordance with the Enrollee's plan of care, and is supervised by a registered professional nurse from a CHHA or if the Contractor has no CHHA available, a registered nurse, or therapist.

Personal care tasks performed by a home health aide incidental to a certified home health care agency visit, and pursuant to an established care plan, are covered.

Services include care rendered directly to the Enrollee and instructions to his/her family or caretaker such as teacher or day care provider in the procedures necessary for the Enrollee's treatment or maintenance.

The Contractor must provide up to two (2) post partum home visits for high risk infants and/or high risk mothers, as well as to women with less than a forty-eight (48) hour hospital stay after a vaginal delivery or less than a ninety-six (96) hour stay after a cesarean delivery. Visits must be made by a qualified health professional (minimum qualifications being an RN with maternal/child health background), the first visit to occur within forty-eight
(48) hours of discharge.

5.

6. PRIVATE DUTY NURSING SERVICES

Private duty nursing services shall be provided by a person possessing a license and current registration from the NYS Education Department to practice as a registered professional nurse or licensed practical nurse. Private duty nursing services can be provided through an approved certified home health agency, a licensed home care agency, or a private Practitioner. The location of nursing services may be in the Enrollee's home or in the hospital.


                                   APPENDIX K
                                 January 1, 2005
                                      K-16

                                                                 Exhibit 10.51.1

Private duty nursing services are covered only when determined by the attending physician to be medically necessary. Nursing services may be intermittent, part-time or continuous and provided in accordance with the ordering physicians, or certified nurse practitioner's written treatment plan.

7. EMERGENCY ROOM SERVICES

Emergency conditions, medical or behavioral, the onset of which is sudden, manifesting itself by symptoms of sufficient severity, including severe pain, that a prudent layperson, possessing an average knowledge of medicine and health, could reasonably expect the absence of medical attention to result in
(a) placing the health of the person afflicted with such condition in serious jeopardy, or in the case of a behavioral condition placing the health of such person or others in serious jeopardy; (b) serious impairment of such; person's bodily functions; (c) serious dysfunction of any bodily organ or part of such person; or (d) serious disfigurement of such person are covered. Emergency services include health care procedures, treatments or services, needed to evaluate or stabilize an Emergency Medical Condition including psychiatric stabilization and medical detoxification from drugs or alcohol. A medical assessment (triage) is covered for non-emergent conditions.

8. SERVICES OF OTHER PRACTITIONERS

   a)  Nurse Practitioner Services

Nurse practitioner services include preventive services, the diagnosis of illness and physical conditions, and the performance of therapeutic and corrective measures, within the scope of the certified nurse practitioner's licensure and collaborative practice agreement with a licensed physician in accordance with the requirements of the NYS Education Department.


                                   APPENDIX K
                                 January 1, 2005
                                      K-17

                                                                 Exhibit 10.51.1

The following services are also included in the certified nurse practitioner's scope of services, without limitation:

- Child/Teen Health Program(C/THP) services which are comprehensive primary health care services provided to children under twenty-one (21) (see page 20 of this Appendix and Section 10.5 of this Agreement);

- Physical examinations including those which are necessary for employment, school and camp.

b.   Rehabilitation Services 18
     NYCRR 505.11

Rehabilitation services are provided for the maximum reduction of physical or mental disability and restoration of the Enrollee to his or her best functional level. Rehabilitation services include care and services rendered by physical therapists, speech-language pathologists and occupational therapists. Rehabilitation services may be provided in an Article 28 inpatient or outpatient facility, an Enrollee's home, in an approved home health agency, in the office of a qualified private practicing therapist or speech pathologist, or for a child in a school, preschool or community setting, or in a Residential Health Care Facility (RHCF) as long as the Enrollee's stay is classified as a rehabilitative stay and meets the requirements for covered RHCF services as defined herein. Rehabilitation services provided in Residential Health Care Facilities are subject to the, stop-loss provisions specified in Section 3.13 of this Agreement. Rehabilitation services are covered as medically necessary, when ordered by the Contractor's Participating Provider.

c.   Midwifery Services SSA Section 1905 (a)(17), Education
     Law Section 6951(i).

Midwifery services include the management of normal pregnancy, childbirth and postpartum care as well as primary preventive reproductive health care to essentially healthy women as specified in a written practice agreement and shall include newborn evaluation, resuscitation and referral for infants. The care may be provided on an inpatient or outpatient basis including in a birthing center or in the Enrollee's home as appropriate. The midwife must be licensed by the NYS Education Department.

d.   Clinical Psychological Services 18
     NYCRR 505.18(a)

Clinical psychological services include psychological evaluation, testing and therapeutic treatment for personality or behavior disorders.

e.   Foot Care Services

Covered services must include routine foot care when any Enrollee's (regardless of age) physical condition poses a hazard due to the presence of localized illness; injury or symptoms involving the foot, or when performed as a necessary and integral part of otherwise covered services such as the diagnosis and treatment of diabetes, ulcers, and infections.

Services provided by a podiatrist for persons under twenty-one (21) must be covered upon referral of a physician, registered physician's assistant, certified nurse practitioner or certified midwife.

Routine hygienic care of the feet, the treatment of corns and calluses, the trimming of nails, and other hygienic care such as cleaning or soaking feet, is not covered in the absence of a pathological condition.


                                   APPENDIX K
                                 January 1, 2005
                                      K-18

                                                                 Exhibit 10.51.1

8.   EYE CARE AND LOW VISION SERVICES 18
     NYCRR Section 505.6(b)(1-3)

Eye care includes the services of ophthalmologists, optometrists and ophthalmic dispensers, and includes eyeglasses, medically necessary contact lenses and polycarbonate lenses, artificial eyes (stock or custom-made), low vision aids and low vision services. Eyecare coverage includes the replacement of lost or destroyed eyeglasses. The replacement of the complete pair of eyeglasses should duplicate the original prescription and frames. Coverage also includes the repair or replacement of parts in situations where the damage is the result of causes other than defective workmanship. Replacement parts should duplicate the original prescription and frames. Repairs to, and replacements of, frames and/or lenses must be rendered as needed.

MCOs that allow upgrades of eyeglass frames or additional features, cannot apply the eyeglass benefit towards the cost and bill the difference to the Enrollee. However, if the Contractor does not include upgraded eyeglasses or additional features such as scratch coating, progressive lenses, or photo gray lenses, the Enrollee may choose to purchase the upgraded frame or feature by paying the entire cost as a private customer.

Examinations for diagnosis and treatment for visual defects and/or eye disease is provided only as necessary and as required by the Enrollee's particular condition. Examinations which include refraction are limited to every two (2) years unless otherwise justified as medically necessary.

Eyeglasses do not require changing more frequently than every two (2) years unless medically indicated, such as a change in correction greater than 1/2 diopter, or unless the glasses are lost, damaged, or destroyed.

An ophthalmic dispenser fills the prescription of an optometrist or opthalmologist and supplies eyeglasses or other vision aids upon the order of a qualified practitioner.

Enrollees may self refer to any Participating Provider of vision services (optometrist or ophthalmologist) for refractive vision services.

9.   LABORATORY SERVICES
     18 NYCRR Section 505.7(a)

Laboratory services include medically necessary tests and procedures ordered by a qualified medical professional and listed in the Medicaid fee schedule for laboratory services, with the exception of HIV phenotypic, HIV virtual phenotypic and HIV genotypic drug resistance tests, which are not included in the Benefit Package and are covered by Medicaid fee for service.

All laboratory testing sites providing services under this Contract must have a permit issued by the New York State Department of Health and a Clinical Laboratory Improvement Act (CLIA) certificate of waiver, a physician performed microscopy procedures (PPMP) certificate, or a certificate of registration along with a CLIA identification number. Those laboratories with certificates of waiver or a PPMP certificate may perform only those specific tests permitted under the terms of their waiver. Laboratories with certificates of registration may perform a full range of laboratory tests for which they have been certified. Physicians providing laboratory testing may perform only those specific limited laboratory procedures identified in the Physician's MMIS Provider Manual.

10.  RADIOLOGY SERVICES
     18 NYCRR Section 505.17(c)(7)(d)

Radiology services include medically necessary services provided by qualified practitioners in the provision of diagnostic radiology, diagnostic ultrasound, nuclear medicine, radiation oncology, and magnetic resonance imaging (MR1). These services may only be performed upon the order of a qualified practitioner.


                                   APPENDIX K
                                 January 1, 2005
                                      K-19

                                                                 Exhibit 10.51.1

11. EARLY PERIODIC SCREENING DIAGNOSIS AND TREATMENT (EPSDT) SERVICES THROUGH THE CHILD TEEN HEALTH PROGRAM (C/THP) AND ADOLESCENT PREVENTIVE SERVICES 18 NYCRR Section 508.8

Child/Teen Health Program (C/THP) is a package of early and periodic screening, including inter-periodic screens and, diagnostic and treatment services that New York State offers all Medicaid eligible children under twenty-one (21) years of age. Care and services shall be provided in accordance with the periodicity schedule and guidelines developed by the New York State Department of Health. The care includes necessary health care, diagnostic services, treatment and other measures (described in Section 1905(a) of the Social Security Act) to correct or ameliorate defects, and physical and mental illnesses and conditions discovered by the screening services (regardless of whether the service is otherwise included in the New York State Medicaid Plan). The package of services includes administrative services designed to assist families obtain services for children that include outreach, education, appointment scheduling, administrative case management and transportation assistance.

12.  DURABLE MEDICAL EQUIPMENT (DME)

     18 NYCRR Section 505.5(a)(1) and Section 4.4 of the MMIS DME, Medical and Surgical Supplies and Prosthetic and Orthotic Appliances Provider Manual

Durable Medical Equipment (DME) are devices and equipment, other than medical/surgical supplies, enteral formula, and prosthetic or orthotic appliances, and have the following characteristics:

     (i)  can withstand repeated use for a protracted period of time;

     (ii) are primarily and customarily used for medical purposes;

     (iii) are generally not useful to a person in the absence of illness or injury; and

     (iv) are usually not fitted, designed or fashioned for a particular individual's use. Where equipment is intended for use by only one (1) person, it may be either custom made or customized.

DME must be ordered by a qualified practitioner and procured from a Participating Provider.

13.  AUDIOLOGY, HEARING AID SERVICES AND PRODUCTS

     18 NYCRR Section 50531 (a)(1)(2) and Section 4.7 of the MMIS Hearing Aid Provider Manual

a) Hearing aid services and products are provided in compliance with Article 37-A of the General Business Law when medically necessary to alleviate disability caused by the loss or impairment of hearing. Hearing aid services include: selecting, fitting and dispensing of hearing aids, hearing aid checks following dispensing of hearing aids, conformity evaluation, and hearing aid repairs.

b) Audiology services include audiometric examinations and testing, hearing aid evaluations and hearing aid prescriptions or recommendations, as medically indicated.

c) Hearing aid products include hearing aids, ear molds, special fittings, and replacement parts (hearing aid batteries are excluded from the Benefit Package, but are covered by Medicaid fee for service as part of the prescription benefit).

14.  PREVENTIVE CARE

Preventive care means care and services to avert disease/illness and/or its consequences. There are three (3) levels of preventive care: 1) primary, such as immunizations, aimed at preventing disease; 2) secondary, such as disease screening programs aimed at early detection of disease; and 3) tertiary, such as physical therapy, aimed at restoring function after the disease has occurred. Commonly, the term "preventive care" is used to designate prevention and early detection programs rather than restorative programs.

The following preventive services are also included in the managed care Benefit Package. These preventive services are essential for promoting wellness and preventing illness. MCOs must offer the following:


                                   APPENDIX K
                                 January 1, 2005
                                      K-20

                                                                 Exhibit 10.51.1

-    General health education classes.

-    Pneumonia and influenza immunizations for at risk populations.

- Smoking cessation classes, with targeted outreach for adolescents and pregnant women.

-    Childbirth education classes.

- Parenting classes covering topics such as bathing, feeding, injury prevention, sleeping, illness prevention, steps to follow in an emergency, growth and development, discipline, signs of illness, etc.

- Nutrition counseling, with targeted outreach for diabetics and pregnant women.

-    Extended care coordination, as needed, for pregnant women.

-    HIV counseling and testing.

15. PROSTHETIC/ORTHOTIC ORTHOPEDIC FOOTWEAR

     Section 4.5, 4.6 and 4.7 of the MMIS DME, Medical and Surgical Supplies and Prosthetic and Orthotic Appliances Provider Manual

a. PROSTHETICS are those appliances or devices ordered for an Enrollee by a Participating Provider which replace or perform the function of any missing part of the body. Artificial eyes are covered as part of the eye care benefit.

b. ORTHOTICS are those appliances or devices, ordered for an Enrollee by a qualified practitioner which are used for the purpose of supporting a weak or deformed body part or to restrict or eliminate motion in a diseased or injured part of the body.

c. ORTHOPEDIC FOOTWEAR means shoes, shoe modifications, or shoe additions which are used to correct, accommodate or prevent a physical deformity or range of motion malfunction in a diseased or injured part of the ankle or foot; to support a weak or deformed structure of the ankle or foot, or to form an integral part of a brace.

16. RENAL DIALYSIS

Renal dialysis is covered when medically necessary as ordered by a qualified medical professional. Renal dialysis may be provided in an inpatient hospital setting, in an ambulatory care facility, or in the home on recommendation from a renal dialysis center.

17. EXPERIMENTAL OR INVESTIGATIONAL TREATMENT

Experimental and investigational treatment is covered on a case by case basis.

Experimental or investigational treatment for life-threatening and/or disabling illnesses may also be considered for coverage under the external appeal process pursuant to the requirements of Section 4910 of New York State P.H.L. under the following conditions:

(1) The Enrollee has had coverage of a health care service denied on the basis that such service is experimental and investigational, and

(2) The Enrollee's attending physician has certified that the Enrollee has a life-threatening or disabling condition or disease:

          (a) for which standard health services or procedures have been ineffective or would be medically inappropriate, or

          (b) for which there does not exist a more beneficial standard health service or procedure covered by the health care plan, or

          (c) for which there exists a clinical trial, and


                                   APPENDIX K
                                 January 1, 2005
                                      K-21

                                                                 Exhibit 10.51.1

(3) The Enrollee's provider, who must be a licensed, board-certified or board-eligible physician, qualified to practice in the area of practice appropriate to treat the Enrollee's life-threatening or disabling condition or disease, must have recommended either:

          (a) a health service or procedure that, based on two (2) documents from the available medical and scientific evidence, is likely to be more beneficial to the Enrollee than any covered standard health service or procedure; or

          (b)  a clinical trial for which the Enrollee is eligible; and

(4) The specific health service or procedure recommended by the attending physician would otherwise be covered except for the MCOs determination that the health service or procedure is experimental or investigational.

18. RESIDENTIAL HEALTH CARE FACILITY (RHCF) SERVICES

Residential Health Care Facility (RHCF) Services means inpatient nursing home services provided by facilities licensed under Article 28 of the New York State Public Health Law, including AIDS nursing facilities. Covered services includes the following health care services: medical supervision, 24-hour per day nursing care, assistance with the activities of daily living, physical therapy, occupational therapy, and speech/language pathology services and other services as specified in the New York State Health Law and Regulations for residential health care facilities and AIDS nursing facilities. These services should be provided to an Enrollee:

          (a) Who is diagnosed by a physician as having one or more clinically determined illnesses or conditions that cause the Enrollee to be so incapacitated, sick, invalid, infirm, disabled, or convalescent as to require at least medical and nursing care; and

          (b) Whose assessed health care needs, in the professional judgment of the Enrollee's physician or a medical team:

               i) do not require care or active treatment of the Enrollee in a general or special hospital;

               ii) cannot be met satisfactorily in the Enrollee's own home or home substitute through provision of such home health services, including medical and other health and health-related services as are available in or near his or her community; and

               iii) cannot be met satisfactorily in the physician's office, a hospital clinic, or other ambulatory care setting because of the unavailability of medical or other health and health-related services for the Enrollee in such setting in or near his or her community.

The Contractor is also responsible for respite days and bed hold days authorized by the Contractor.

The Contractor is responsible for all medically necessary and clinically appropriate inpatient Residential Health Care Facility services authorized by the Contractor up to a sixty (60) day calendar year stop-loss for Enrollees who are not in Permanent Placement Status as determined by LDSS.

B.   BEHAVIORAL HEALTH SERVICES

These services include Chemical Dependence and Mental Health Services.


                                   APPENDIX K
                                 January 1, 2005
                                      K-22

                                                                 Exhibit 10.51.1

     CHEMICAL DEPENDENCE SERVICES:

     For all Enrollees not categorized as SSI or SSI related, Chemical Dependence Services in the Benefit Package include inpatient treatment services including inpatient rehabilitation and treatment services programs, Detoxification Services (Medically Managed Inpatient Detoxification and Medically Supervised Inpatient and Outpatient Withdrawal Services) and self-referral for assessment as described below.

     For all Enrollees categorized as SSI or SSI related, the Benefit Package includes Detoxification Services (Medically Managed Inpatient Detoxification and Medically Supervised Inpatient and Outpatient Withdrawal Services). All other Chemical Dependence Services, including Chemical Dependence Inpatient Rehabilitation and Treatment, are covered on a Medicaid fee-for-service basis for the SSI population.

MENTAL HEALTH SERVICES:

     The Mental Health Services listed below are in the Benefit Package for all Enrollees not categorized as SSI or SSI related. For Enrollees who are categorized as SSI or SSI related, all Mental Health Services are covered on a Medicaid fee-for-service basis.

1. CHEMICAL DEPENDENCE SERVICES

a. Detoxification Services

i)   Medically Managed Inpatient Detoxification

     These programs provide medically directed twenty-four hour care on an inpatient basis to individuals who are at risk of severe alcohol or substance abuse withdrawal, incapacitated, a risk to self or others, or diagnosed with an acute physical or mental co-morbidity. Specific services include, but are not limited to: medical management, bio-psychosocial assessments, stabilization of medical psychiatric / psychological problems, individual and group counseling, level of care determinations and referral and linkages to other services as necessary. Medically Managed Detoxification Services are provided by facilities licensed by OASAS under Title 14 NYCRR Part 816.6 and the Department of Health as a general hospital pursuant to Article 28 of the Public Health Law or by the Department of Health as a general hospital pursuant to Article 28 of the Public Health Law.

ii)  Medically Supervised Withdrawal (a) Medically Supervised

     Inpatient Withdrawal

     These programs offer treatment for moderate withdrawal on an inpatient basis. Services must include medical supervision and direction under the care of a physician in the treatment for moderate withdrawal. Specific services must include, but are not limited to: medical assessment within twenty four hours of admission; medical supervision of intoxication and withdrawal conditions; bio-psychosocial assessments; individual and group counseling and linkages to other services as necessary. Maintenance on methadone while a patient is being treated for withdrawal from other substances may be provided where the provider is appropriately authorized. Medically Supervised Inpatient Withdrawal services are provided by facilities licensed under Title 14 NYCRR Part 816.7.

     (b) Medically Supervised Outpatient Withdrawal

     These programs offer treatment for moderate withdrawal on an outpatient basis. Required services include, but are-not-limited to: medical-supervision of intoxication and withdrawal conditions; bio-psychosocial assessments; individual and group counseling; level of care determinations; discharge planning; and referrals to appropriate services. Maintenance on methadone while a patient is being treated for withdrawal from other substances may be provided where the provider is appropriately authorized. Medically Supervised Outpatient Withdrawal services are provided by facilities licensed by Title 14 NYCRR Part 816.7.

     All detoxification and withdrawal services are a covered benefit for all Enrollees, including those categorized as SSI or SSI related.

     Detoxification Services in Article 28 inpatient hospital facilities are subject to the stop-loss provisions specified in Section 3.11 of this Agreement.


                                   APPENDIX K
                                 January 1, 2005
                                      K-23

                                                                 Exhibit 10.51.1

b.   Chemical Dependence Inpatient Rehabilitation and Treatment Services

     Services provided include intensive management of chemical dependence symptoms and medical management of physical or mental complications from chemical dependence to clients who cannot be effectively served on an outpatient basis and who are not in need of medical detoxification or acute care. These services can be provided in a hospital or free-standing facility. Specific services can include, but are not limited to: comprehensive admission evaluation and treatment planning; individual group, and family counseling; awareness and relapse prevention; education about self-help groups; assessment and referral services; vocational and educational assessment; medical and psychiatric consultation; food and housing; and HIV and AIDS education. These services may be provided by facilities licensed by OASAS to provide: Chemical Dependence Inpatient Rehabilitation and Treatment Services under Title 14 NYCRR Part 818. Maintenance on methadone while a patient is being treated for withdrawal from other substances may be provided where the provider is appropriately authorized.

     MCOs will be reimbursed for qualifying in patient days of chemical dependence inpatient treatment beyond thirty (30) days according to stop-loss provisions contained in Section 3.12 of this Agreement.

c.   Chemical Dependence Assessment Self-Referral

     Enrollees must be allowed to self refer for one (1) assessment from a Contractor's participating provider in a twelve (12) month period.

2.   MENTAL HEALTH SERVICES

Mental Health Services are subject to the stop-loss provisions specified in
Section 3.12 of this Agreement.

a.   Inpatient Services

All inpatient mental health services, including voluntary or involuntary admissions for mental health services. The Contractor may provide the covered benefit for medically necessary mental health inpatient services through hospitals licensed pursuant to Article 28 of the New York-State P.H.L.

b.   Outpatient Services

Outpatient services including but not limited to assessment, stabilization, treatment planning, discharge planning, verbal therapies, education, symptom management, case management services, crisis intervention and outreach services, chlozapine monitoring and collateral services as certified by OMH. Services may be provided in-home, office or the community Services may be provided by licensed OMH providers or by other providers of mental health services including clinical psychologists and physicians. For further information regarding service coverage consult the following MMIS Provider Manuals: Clinic, Ambulatory Services for Mental Illness (Clinic Treatment Program), Clinical Psychology, and Physician (Psychiatric Services).

Enrollees must be allowed to self-refer for one (1) mental health assessment from a Contractor's Participating Provider in a twelve (12) month period. In the case of children, such self-referrals may originate at the request of a school guidance counselor or similar source.

Services provided through OMH designated clinics for Enrollees with a clinical diagnosis of SED are covered by Medicaid fee-for-service.

C.   OTHER COVERED SERVICES

1.   Federally Qualified Health Center (FQHC) Services

FQHC services include physician services, services and supplies covered under SSA Section 1861(s)(2) (A). Services include primary health, referral for supplemental health services, health education, patient case management, including outreach, counseling, referral and follow-up services (see 42 USC
Section 254c(a) & (b)).


                                   APPENDIX K
                                 January 1, 2005
                                      K-24

                                                                 Exhibit 10.51.1

                             PREPAID BENEFIT PACKAGE

II.  OPTIONAL COVERED SERVICES (AT DISCRETION OF LDSS AND/OR CONTRACTOR)

A.   FAMILY PLANNING AND REPRODUCTIVE HEALTH CARE

     Family Planning and Reproductive Health Care services means the offering, arranging and furnishing of those health services which enable Enrollees, including minors, who may be sexually active to prevent or reduce the incidence of unwanted pregnancy. These include: diagnosis and all medically necessary treatment, sterilization, screening and treatment for sexually transmissible diseases and screening for disease and pregnancy.

     Also included is HIV counseling and testing when provided as part of a family planning visit. Additionally, reproductive health care includes coverage of all medically necessary abortions. Elective induced abortions must be covered for New York City recipients. Fertility services area - not covered.

     If the Contractor excludes family planning from its Benefit Package, the Contractor is still required to provide the following services:

     i) screening, related diagnosis, ambulatory treatment, and referral to Participating Provider as needed for dysmenorrhea, cervical cancer or other pelvic abnormality/pathology;

     ii) screening, related diagnosis, and referral to Participating Provider for anemia, cervical cancer, glycosuria, proteinuria, hypertension, breast disease and pregnancy.

B.   DENTAL SERVICES

     Dental care includes preventive, prophylactic and other routine dental care, services, supplies and dental prosthetics required to alleviate a serious health condition, including one which affects employability.

     Dental surgery performed in an ambulatory or inpatient setting is the responsibility of the Contractor whether dental services are a covered plan benefit, or not. Inpatient claims and referred ambulatory claims for dental services provided in an inpatient or outpatient hospital setting for surgery, anesthesiology, X-rays, etc. are the responsibility of the Contractor. In these situations, the professional services of the dentist are covered by Medicaid fee-for-service. The Contractor should set up procedures to prior approve dental services provided in inpatient and ambulatory settings.

     As described in Sections 10.16 and 10.28 of this Agreement, Enrollees may self-refer to Article 28 clinics operated by academic dental centers to obtain covered dental services.

     If Contractor's Benefit Package excludes dental services:

     i) Enrollees may obtain routine exams, orthodontic services and appliances, dental office surgery, fillings, prophylaxis, and other Medicaid covered dental services from any qualified Medicaid provider who shall claim reimbursement from MMIS; and

    ii) Inpatient and referred ambulatory claims for medical services provided in an inpatient or outpatient hospital setting in conjunction with a dental procedure (e.g. anesthesiology, X-rays), are the responsibility of the Contractor. In these situations, the professional services of the dentist are covered Medicaid fee-for-service.


                                   APPENDIX K
                                 January 1, 2005
                                      K-25

                                                                 Exhibit 10.51.1

C.   TRANSPORTATION SERVICES
     18 NYCRR 005.10

     a.   Non-Emergency Transportation

     Transportation expenses are covered when transportation is essential in order for an Enrollee to obtain necessary medical care and services which are covered under the Medicaid program (either as part of the Contractor's Benefit Package or by fee-for-service Medicaid). Non-emergent transportation guidelines may be developed in conjunction with the LDSS, based an the LDSS approved transportation plan.

     Transportation services means transportation by ambulance, ambulette fixed wing or airplane transport, invalid coach, taxicab, livery, public transportation, or other means appropriate to the Enrollee's medical condition; and a transportation attendant to accompany the Enrollee, if necessary. Such services may include the transportation attendant's transportation, meals, lodging and salary; however, no salary will be paid to a transportation attendant who is a member of the Enrollee's family.

     When the Contractor is capitated for non-emergency transportation; the Contractor is also responsible for providing transportation to Medicaid covered services that are not part of the Contractor's Benefit Package.

     For Contractors that cover non-emergency transportation in the Benefit Package, transportation costs to MMTP services may be reimbursed by Medicaid fee-for-service in accordance with the LDSS transportation polices in local districts where there is a systematic method to discretely identify and reimburse such transportation costs.

     For Enrollees with disabilities, the method of transportation must reasonably accommodate their needs, taking into account the severity and nature of the disability.

     b.   Emergency Transportation

     Emergency transportation can only be provided by an ambulance service including air ambulance service. Emergency ambulance transportation means the provision of ambulance transportation for the purpose of obtaining hospital services for an Enrollee who suffers from severe, life-threatening or potentially disabling conditions which require the provision of emergency medical services while the Enrollee is being transported.

     Emergency medical services means the provision of initial urgent medical care including, but not limited to, the treatment of trauma, burns, respiratory, circulatory and obstetrical emergencies.

Emergency ambulance transportation is transportation to a hospital emergency room generated by a "Dial 911" emergency system call or some other request for an immediate response to a medical emergency. Because of the urgency of the transportation request, insurance coverage or other billing provisions are not addressed until after the trip is completed. When the Contractor is capitated for this benefit, emergency transportation via 911 or any other emergency call system is a covered benefit and the Contractor is responsible for payment.


                                   APPENDIX K
                                 January 1, 2005
                                      K-26

                                                                 Exhibit 10.51.1

                             PREPAID BENEFIT PACKAGE
                    III. DEFINITIONS OF NON-COVERED SERVICES

The following services are excluded from the Contractor's Benefit Package, but are covered, in most instances, by Medicaid fee-for-service:

A. MEDICAL NON-COVERED SERVICES

1.   PERSONAL CARE AGENCY SERVICES

Personal care services (PCS) are the provision of some or total assistance with personal hygiene, dressing and feeding; and nutritional and environmental support (meal preparation and housekeeping). Such services must be essential to the maintenance of the Enrollee's health and safety in his or her own home. The service has to be ordered by a physician, and there has to be a medical need for the service. Licensed home care services agencies, as opposed to certified home health agencies, are the primary providers of PCS. Enrollee's receiving PCS have to have a stable medical condition and are generally expected to be in receipt of such services for an extended period of time (years).

Services rendered by a personal care agency which are approved by the LDSS are not covered under the Benefit Package. Should it be medically necessary for the PCP to order personal care agency services, the PCP (or the Contractor on the physician's behalf) must first contact the Enrollee's LDSS contact person for personal care. The district will determine the Enrollee's need for personal care agency services and coordinate with the personal care agency a plan of care.

2.   RESIDENTIAL HEALTH CARE FACILITIES (RHCF)

Services provided in a Residential Health Care Facility (RHCF) to an individual who is determined by the LDSS to be in Permanent Placement Status in the RHCF are not covered.

3.   HOSPICE PROGRAM

Hospice is a coordinated program of home and inpatient care that provides non-curative medical and support services for persons certified by a physician to be terminally ill with a life expectancy of six (6) months or less. Hospice programs provide patients and families with palliative and supportive care to meet the special needs arising out of physical, psychological, spiritual, social and economic stresses which are experienced during the final stages of illness and during dying and bereavement.

Hospices are organizations which must be certified under Article 40 of the NYS P.H.L. All services must be provided by qualified employees and volunteers of the hospice or by qualified staff through contractual arrangements to the extent permitted by federal and state requirements. All services must be provided according to a written plan of care which reflects the changing needs of the patient/family.

If an Enrollee in the Contractor's plan becomes terminally ill and receives Hospice Program services he or she may remain enrolled and continue to access the Contractor's Benefit Package while Hospice costs are paid for by Medicaid fee-for-service.

4. PRESCRIPTION AND NON-PRESCRIPTION (OTC) DRUGS, MEDICAL SUPPLIES, AND ENTERAL FORMULA

Coverage for drugs dispensed by community pharmacies, over the counter drugs, medical/surgical supplies and enteral formula are not included in the Benefit Package and will be paid for by Medicaid fee-for-service. Medical/surgical supplies are items other than drugs, prosthetic or orthotic appliances, or DME which have been ordered by a qualified practitioner in the treatment of a specific medical condition and which are consumable, non-reusable, disposable, or for a specific rather than incidental purpose, and generally have no salvageable value (e.g. gauze pads, bandages and diapers). Pharmaceuticals and medical supplies routinely furnished or administered as part of a clinic or office visit are covered.


                                   APPENDIX K
                                 January 1, 2005
                                      K-27

                                                                 Exhibit 10.51.1

B. NON-COVERED BEHAVIORAL HEALTH SERVICES

1. CHEMICAL DEPENDENCE SERVICES

A. OUTPATIENT REHABILITATION AND TREATMENT SERVICES

i) Methadone Maintenance Treatment Program (MMTP)

Consists of drug detoxification, drug dependence counseling, and rehabilitation services which include chemical management of the patient with methadone. Facilities that provide methadone maintenance treatment do so as their principal mission and are certified by the Office of Alcohol and Substance Abuse Services (OASAS) under Title 14 NYCRR, Part 828.

ii) Medically Supervised Ambulatory Chemical Dependence Outpatient Clinic
Programs

Medically Supervised Ambulatory Chemical Dependence Outpatient Clinic Programs are licensed under Title 14 NYCRR Part 822 and provide chemical dependence outpatient treatment to individuals who suffer from chemical abuse or dependence and their family members or significant others.

iii) Medically Supervised Chemical Dependence Outpatient Rehabilitation
Programs

Medically Supervised Chemical Dependence Outpatient Rehabilitation Programs provide full or half-day services to meet the needs of a specific target population of chronic alcoholic persons who need a range of services which are different from those typically provided in an alcoholism outpatient clinic. Programs are licensed by as Chemical Dependence Outpatient Rehabilitation Programs under Title 14 NYCRR Part 822.9.

iv) Outpatient Chemical Dependence for Youth Programs

Outpatient Chemical Dependence for Youth Programs (OCDY) licensed under Title 14 NYCRR Part 823, establishes programs and service regulations for OCDY programs. OCDY programs offer discrete, ambulatory clinic services to chemically-dependent youth in a treatment setting that supports abstinence from chemical dependence (including alcohol and substance abuse) services.

B. CHEMICAL DEPENDENCE SERVICES ORDERED BY THE LDSS

The Contractor is not responsible for the provision and payment of Chemical Dependence Inpatient Rehabilitation and Treatment Services ordered by the LDSS and provided to Enrollees who have:

     - been assessed as unable to work by the LDSS and are mandated to receive Chemical Dependence Inpatient Rehabilitation and Treatment Services as a condition of eligibility for Public Assistance or Medicaid, or

     - have been determined to be able to work with limitations (work limited) and are simultaneously mandated by the district into Chemical Dependence Inpatient Rehabilitation and Treatment Services (including alcohol and substance abuse treatment services) pursuant to work activity requirements.

The Contractor is not responsible for the provision and payment of Medically Supervised Inpatient and Outpatient Withdrawal Services ordered by the LDSS under Welfare Reform (as indicated by Code 83).

The Contractor is responsible for the provision and payment of Medically Managed Detoxification Services in this Agreement.


                                   APPENDIX K
                                 January 1, 2005
                                      K-28

                                                                 Exhibit 10.51.1

If the Contractor is already providing an Enrollee with Chemical Dependence Inpatient Rehabilitation and Treatment Services and Detoxification Services and the LDSS is satisfied with the level of care and services, then the Contractor will continue to be responsible for the provision and payment of these services.

2. MENTAL HEALTH SERVICES

a.   Intensive Psychiatric Rehabilitation Treatment Programs (IPRT)

A time limited active psychiatric rehabilitation designed to assist a patient in forming and achieving mutually agreed upon goals in living, learning, working and social environments, to intervene with psychiatric rehabilitative technologies to overcome functional disabilities. IPRT services are certified by OMH under 14 NYCRR, Part 587.

b.   Day Treatment

A combination of diagnostic, treatment, and rehabilitative procedures which, through supervised and planned activities and extensive client staff interaction, provides the services of the clinic treatment program, as well as social training, task and skill training and socialization activities. Services are expected to be of six (6) months duration. These services are certified by OMH under 14 NYCRR, Part 587.

c.   Continuing Day Treatment

Provides treatment designed to maintain or enhance current levels of functioning and skills, maintain community living, and develop self-awareness and self-esteem. Includes: assessment and treatment planning; discharge planning; medication therapy; medication education; case management; health screening and referral; rehabilitative readiness development; psychiatric rehabilitative readiness determination and referral; and symptom management. These services are certified by OMH under 14 NYCRR, Part 587.

d.   Day Treatment Programs Serving Children

Day treatment programs are characterized by a blend of mental health and special education services provided in a fully integrated program. Typically these programs include special education in small classes with an emphasis on individualized instruction, individual and group counseling, family services such as family counseling, support and education, crisis intervention, interpersonal skill development, behavior modification, art and music therapy.

e. Home and Community Based Services Waiver for Seriously Emotionally Disturbed Children

This waiver is in select counties for children and adolescents who would otherwise be admitted to an institutional setting if waiver services were not provided. The services include individualized care coordination, respite, family support, intensive in home skill building, and crisis response.

f.   Case Management

The target population consists of individuals who are seriously and persistently mentally ill (SPMI), require intensive, personal and proactive intervention to help them obtain those services which will permit functioning in the community and either have symptomology which is difficult to treat in the existing mental health care system or are unwilling or unable to adapt to the existing mental health care system. Three case management models are currently operated pursuant to an agreement with OMH or a local governmental unit, and receive Medicaid reimbursement pursuant to 14 NYCRR Part 506.

Please note: See generic definition of Comprehensive Medicaid Case Management
(CMCM) under OTHER NON-COVERED SERVICES.


                                   APPENDIX K
                                 January 1, 2005
                                      K-29

                                                                 Exhibit 10.51.1

g.   Partial Hospitalization

Provides active treatment designed to stabilize and ameliorate acute systems, serves as an alternative to inpatient hospitalization, or reduces the length of a hospital stay within a medically supervised program by providing the following: assessment and treatment planning; health screening and referral; symptom management; medication therapy; medication education; verbal therapy; case management; psychiatric rehabilitative readiness determination and referral and crisis intervention. These services are certified by OMH under NYCRR Part 587.

h. Services Provided Through OMH Designated Clinics for Children With A Diagnosis of Serious Emotional Disturbance (SED)

These are services provided by designated OMH clinics to children and adolescents with a clinical diagnosis of SED.

i.   Assertive Community Treatment (ACT)

ACT is a mobile team-based approach to delivering comprehensive and flexible treatment, rehabilitation, case management and support services to individuals in their natural living setting. ACT programs deliver integrated services to recipients and adjust services over time to meet the recipient's goals and changing needs; are operated pursuant to approval or certification by OMH; and receive Medicaid reimbursement pursuant to 14 NYCRR Part 508.

j.   Personalized Recovery Oriented Services (PROS)

PROS, licensed and reimbursed pursuant to 14 NYCCR Part 512, are designed to assist individuals in recovery from the disabling effects of mental illness through the coordinated delivery of a customized array of rehabilitation, treatment, and support services in traditional settings and in off-site locations. Specific components of PROS include Community Rehabilitation and Support, Intensive Rehabilitation, Ongoing Rehabilitation and Support and Clinical Treatment.

3. REHABILITATION SERVICES PROVIDED TO RESIDENTS OF OMI1 LICENSED COMMUNITY RESIDENCES (CRS) AND FAMILY BASED TREATMENT PROGRAMS, AS FOLLOWS:

a.   OMH Licensed CRs*

Rehabilitative services in community residences are interventions, therapies-and activities which are medically therapeutic and remedial in nature, and are medically necessary for the maximum reduction of functional and adaptive behavior defects associated with the person's mental illness.

b.   Family-Based Treatment*

Rehabilitative services in family-based treatment programs are intended to provide treatment to seriously emotionally disturbed children and youth to promote their successful functioning and integration into the natural family, community, school or independent living situations. Such services are provided in consideration of a child's developmental stage. Those children determined eligible for admission are placed in surrogate family homes for care and treatment.

*These services are certified by OMH under 14 NYCRR Part 586.3, 594 and 595.


                                   APPENDIX K
                                 January 1, 2005
                                      K-30

                                                                 Exhibit 10.51.1

4. OFFICE OF MENTAL RETARDATION AND DEVELOPMENTAL DISABILITIES (OMRDD) SERVICES

a. Long Term Therapy Services Provided by Article 16-Clinic Treatment Facilities or Article 28 Facilities

These services are provided to persons with developmental disabilities including medical or remedial services recommended by a physician or other licensed practitioner of the healing arts for a maximum reduction of the effects of physical or mental disability and restoration of the person to his or her best possible functional level. It also includes the fitting, training, and modification of assistive devices by licensed practitioners or trained others under their direct supervision. Such services are designed to ameliorate or limit the disabling condition and to allow the person to remain in or move to, the least restrictive residential and/or day setting. These services are certified by OMRDD under 14 NYCRR, Part 679 (or they are provided by Article 28 Diagnostic and Treatment Centers that are explicitly designated by the SDOH as serving primarily persons with developmental disabilities). If care of this nature is provided in facilities other than Article 28 or Article 16 centers, it is a covered service.

b.   Day Treatment

A planned combination of diagnostic, treatment and rehabilitation services provided to developmentally disabled individuals in need of a broad range of services, but who do not need intensive twenty-four (24) hour care and medical supervision. The services provided as identified in the comprehensive assessment may include nutrition, recreation, self-care, independent living, therapies, nursing, and transportation services. These services are generally provided in ICF or a comparable setting. These services are certified by OMRDD under 14 NYCRR, Part 690.

c.   Medicaid Service Coordination (MSC)

Medicaid Service Coordination (MSC) is a Medicaid State Plan service provided by OMRDD which assists persons with developmental disabilities and mental retardation to gain access to necessary services and supports appropriate to the needs of the needs of the individual. MSC is provided by qualified service coordinators and uses a person centered planning process in developing, implementing and maintaining an Individualized Service Plan (ISP) with and for a person with developmental disabilities and mental retardation. MSC promotes the concepts of a choice, individualized services and consumer satisfaction.

MSC is provided by authorized vendors who have a contract with OMRDD, and who are paid monthly pursuant to such contract. Persons who receive MSC must not permanently reside in an ICF for persons with developmental disabilities, a developmental center, a skilled nursing facility or any other hospital or Medical Assistance institutional setting that provides service coordination. They must also not concurrently be enrolled in any other comprehensive Medicaid long term service coordination program/service including the Care at Home Waiver.

Please note: See generic definition of Comprehensive Medicaid Case Management
(CMCM) under OTHER NON-COVERED SERVICES.

d.   Home And Community Based Services Waivers (HCBS)

The Home and Community-Based Services Waiver serves persons with developmental disabilities who would otherwise be admitted to an ICF/MR if waiver services were not provided. HCBS waivers services include residential habilitation, day habilitation, prevocational, supported work, respite, adaptive devices, consolidated supports and services, environmental modifications, family education and training, live-in caregiver, and plan of care support services. These services are authorized pursuant to a SSA Section 1915(c) waiver from DHHS.

e.   Services. Provided Through the Care At Home Program (OMRDD)

The OMRDD Care at Home III, Care at Home IV, and Care at Home VI waivers, serve children who would otherwise not be eligible for Medicaid because of their parents' income and resources, and who would otherwise be eligible for an ICF/MR level of care. Care at Home waiver services include service coordination, respite and assistive technologies. Care at Home waiver services are authorized pursuant to a SSA section 1915(c) waiver from DHHS.


                                   APPENDIX K
                                 January 1, 2005
                                      K-31

                                                                 Exhibit 10.51.1

C.   OTHER NON-COVERED SERVICES

1.   THE EARLY INTERVENTION PROGRAM (EIP) - CHILDREN BIRTH TO TWO (2) YEARS OF
     AGE

This program provides early intervention services to certain children, from birth through two (2) years of age, who have a developmental delay or a diagnosed physical or mental condition that has a high probability of resulting in developmental delay. All managed care providers MUST refer infants and toddlers suspected of having a delay to the local designated Early Intervention agency in their area. (In most municipalities, the County Health Department is the designated agency, except: New York City - the Department of Health, Mental Retardation and Alcoholism Services; Erie County - The Department of Youth Services; Jefferson County - the Office of Community Services; and Ulster County
- the Department of Social Services).

Early intervention services provided to this eligible population are categorized as Non-Covered. These services, which are designed to meet the developmental needs of the child and the needs of the family related to enhancing the child's development, will be identified on MMIS by unique rate codes by which only the designated early intervention agency can claim reimbursement. Contractor covered and authorized services will continue to be provided by the Contractor. Consequently, the Contractor will be expected to refer any enrolled child suspected of having a developmental delay to the locally designated early intervention agency in their area and participate in the development of the Child's Individualized Family Services Plan (IFSP). Contractor's participation in the development of the IFSP is necessary in order to coordinate the provision of early intervention services and services covered by the Contractor.

Additionally, the locally designated early intervention agencies will be instructed on how to identify a managed care Enrollee and the need to contact the Contractor to coordinate service provision.

2. PRESCHOOL SUPPORTIVE HEALTH SERVICES-CHILDREN THREE (3) THROUGH FOUR (4) YEARS OF AGE

The Preschool Supportive Health Services Program (PSHSP) enables counties and New York City to obtain Medicaid reimbursement for certain educationally related medical services provided by approved preschool special education programs for young children with disabilities. The Committee on Preschool Special Education in each school district is responsible for the development of an Individualized Education Program (IEP) for each child evaluated in need of special education and medically related health services.

PSHSP services rendered to children three (3) through four (4) years of age in conjunction with an approved IEP are categorized as Non-Covered.

The PSHSP services will be identified on MMIS by unique rate codes through which only counties and New York City can claim reimbursement. In addition, a limited number of Article 28 clinics associated with approved pre-school programs are allowed to directly bill Medicaid fee for service for these services.
Contractor covered and authorized services will continue to be provided by the Contractor.

3. SCHOOL SUPPORTIVE HEALTH SERVICES-CHILDREN FIVE (5) THROUGH TWENTY-ONE (21) YEARS OF AGE

The School Supportive Health Services Program (SSHSP) enables school districts to obtain Medicaid reimbursement for certain educationally related medical services provided by approved special education programs for children with disabilities. The Committee on Special Education in each school district is responsible for the development of an Individualized Education Program (IEP) for each child evaluated in need of special education and medically related services.


                                   APPENDIX K
                                 January 1, 2005
                                      K-32

                                                                 Exhibit 10.51.1

SSHSP services rendered to children five (5) through twenty-one (21) years of age in conjunction with an approved IEP are categorized as Non-Covered.

The SSHSP services are identified-on -MMIS by unique rate codes through which only school districts can claim Medicaid reimbursement. Contractor covered and authorized services will continue to be provided by the Contractor.

4.   COMPREHENSIVE MEDICAID CASE MANAGEMENT (CMCM)

A program which provides "social work" case management referral services to a targeted population (e.g.: pregnant teens, mentally ill). A CMCM case manager will assist a client in accessing necessary services in accordance with goals contained in a written case management plan. CMCM programs do not provide services directly, but refer to a wide range of service Providers. Some of these services are: medical, social, psycho-social, education, employment, financial, and mental health. CMCM referral to community service agencies and/or medical providers requires the case manager to work out a mutually agreeable case coordination approach with the agency/medical providers. Consequently, if an Enrollee of the Contractor is participating in a CMCM program, the Contractor should work collaboratively with the CMCM case manager to coordinate the provision of services covered by the Contractor. CMCM programs will be instructed on how to identify a managed care Enrollee on EMEVS and informed on the need to contact the Contractor to coordinate service provision.

5.   DIRECTLY OBSERVED THERAPY FOR TUBERCULOSIS DISEASE

Tuberculosis directly observed therapy (TB/DOT) is the direct observation of oral ingestion of TB medications to assure patient compliance with the physician's prescribed medication regimen. While the clinical management of tuberculosis is covered in the Benefit Package, TB/DOT where applicable, can be billed directly to MMIS by any SDOH approved fee-for-service Medicaid TB/DOT Provider. The Contractor remains responsible for communicating, cooperating and coordinating clinical management of TB with the TB/DOT Provider.

6.   AIDS ADULT DAY HEALTH CARE

Adult Day Health Care Programs (ADHCP) are programs designed to assist individuals with HIV disease to live more independently in the community or eliminate the need for residential health care services. Registrants in ADHCP require a greater range of comprehensive health care services than can be provided in any single setting, but do not require the level of services provided in a residential health care setting. Regulations require that a person enrolled in an ADHCP must require at least three (3) hours of health care delivered on the basis of at least one (1) visit per week. While health care services are broadly defined in this setting to include general medical care, nursing care, medication management, nutritional services, rehabilitative services, and substance abuse and mental health services, the latter two (2) cannot be the sole reason for admission to the program. Admission criteria must include, at a minimum, the need for general medical care and nursing services.

7.   HIV COBRA CASE MANAGEMENT

The HIV COBRA (Community Follow-up Program) Case Management Program is a program that provides intensive, family-centered case management and community follow-up activities by case managers, case management technicians, and community follow-up workers. Reimbursement is through an-hourly rate billable to Medicaid. Reimbursable activities include - intake, assessment, reassessment, service plan development and implementation, monitoring, advocacy, crisis intervention, exit planning, and case specific supervisory case-review conferencing.

8. FERTILITY SERVICES Fertility services are not covered by the Benefit Package nor by Medicaid fee-for-service.

9.   ADULT DAY HEALTH CARE

ADULT Day HEALTH Care means care and services provided to a registrant in a residential health care facility or approved extension site under the medical direction of a physician and which is provided by personnel of the adult day health care program in accordance with a comprehensive assessment of care needs and individualized health care plan, ongoing implementation and coordination of the health care plan, and transportation.


                                   APPENDIX K
                                January 1, 2005
                                      K-33

                                                                 Exhibit 10.51.1

REGISTRANT means a person who is a nonresident of the residential health care facility who is functionally impaired and not homebound and who requires certain preventive, diagnostic, therapeutic, rehabilitative or palliative items or services provided by a general hospital, or residential health care facility; and whose assessed social and health care needs, in the professional judgment of the physician of record, nursing staff, Social Services and other professional personnel of the adult day health care program can be met in while or in part satisfactorily by delivery of appropriate services in such program.

10.  PERSONAL EMERGENCY RESPONSE SERVICES (PERS)

Personal Emergency Response Services (PERS) are not covered by the Benefit Package. PERS are covered on a fee-for-service basis through contracts between the LDSS and PERS vendors.

11.  SCHOOL-BASED HEALTH CENTERS

A School-Based Health Center (SBHC) is an Article 28 extension clinic that is located in a school and provides students with primary and preventive physical and mental health care services, acute or first contact care, chronic care, and referral as needed. SBHC services include comprehensive physical and mental health histories and assessments, diagnosis and treatment of acute and chronic illnesses, screenings (e.g., vision, hearing, dental, nutrition, TB), routine management of chronic diseases (e.g., asthma, diabetes), health education, mental health counseling and/or referral, immunizations and physicals for working papers and sports.


                                   APPENDIX K
                                January 1, 2005
                                      K-34